UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5850

OneAmerica Funds, Inc.
(Exact name of registrant as specified in charter)

1 American Square, Indianapolis, IN,			46282
(Address of principal executive offices)			(Zip code)

Christopher D. Pohl 1 American Square, Indianapolis, IN, 46282
(Name and address of agent for service)

Registrant’s telephone number, including area code:		317-285-1877

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N- CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

December 31, 2012

OneAmerica® Funds, Inc.

Annual Report

Note: The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc. and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust, or AUL American Individual Variable Annuity Unit Trust, which contains further information concerning the sales charge, expenses and other pertinent information.

Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company® (AUL) are distributed by OneAmerica Securities, Inc., Member FINRA, SIPC, a wholly owned subsidiary of AUL.

OneAmerica® Funds, Inc.

Directors and Officers of OneAmerica Funds, Inc.

Joseph E. DeGroff, Chairman of the Board

Gilbert F. Viets, Director (1)

Stephen J. Helmich, Director (1)

Dr. James L. Isch, Director (1)

J. Scott Davison, President

Christopher D. Pohl, Treasurer

Richard M. Ellery, Secretary and
Chief Compliance Officer

Stephen L. Due, Assistant Secretary

Sue Uhl, Anti-Money Laundering Officer

(1)  Audit Committee

A Message
From
The President
of OneAmerica Funds, Inc.

Thank you for reviewing this 2012 annual report for OneAmerica Funds, Inc. (the "Fund"). Our report includes performance results, portfolio information and market analyses presented from the perspective of our portfolio management team. I trust you will find this information useful as you review your investments.

We have concluded another year marked with notable events and increased uncertainty. The European debt crisis remains unresolved. Global economic growth is decelerating. Contentious deliberations continued in Washington as taxpayers waited for progress in resolving the fiscal cliff. Finally, interest rates remain at extreme low levels.

Despite this heightened level of uncertainty, U.S. investment markets performed relatively well last year. Risk tended to be rewarded, partly due to the accommodative policies of the Federal Reserve. This is evidenced by the S&P 500 which was able to report double-digit returns during 2012. Investors were also rewarded for assuming additional risk in their fixed income portfolios. The Barclays High Yield Index posted an impressive 15.8 percent investment return last year while the Barclays U.S. Treasury Index advanced only 2.0 percent.

Investment performance for each portfolio in the Fund has been listed below for 2012. I encourage your careful review of the portfolio managers' comments on the following pages. They will provide additional insight into the market environment and specific drivers of portfolio investment performance.

Portfolio	Class O	Advisor Class
Value Portfolio	13.3%	13.0%
Money Market Portfolio	0.0%	0.0%
Investment Grade Bond Portfolio	4.2%	3.9%
Asset Director Portfolio	10.4%	10.0%
Socially Responsive Portfolio	11.0%	10.7%

Performance numbers for the Fund Portfolios are net of investment advisory fees and other expenses paid by each portfolio, but do not reflect specified contract charges and mortality and expense risk charges.

William Brown has retired from his position as chairman and director of the Fund. His many contributions have benefited both the Board of Directors and Fund participants. I would like to express my deepest gratitude for his conscientious service and dedication.

Joseph DeGroff has been elected to serve as chairman of the Fund to fill the vacancy created by the retirement of William Brown. His insight and expertise will be invaluable moving forward.

We believe in adhering to a disciplined, long-term investment approach during these challenging times. We appreciate your continued confidence in the Fund.

J. Scott Davison
President
OneAmerica Funds, Inc.

Indianapolis, Indiana
February 20, 2013

A Message
From
Kathryn Hudspeth,
Value Portfolio Manager

For several years, we have been grappling with the ongoing European debt crisis and the weakness in our U.S. economic recovery. But as 2012 came to a close, these two issues seemed to be pushed to the sidelines as the reality and negative implications of the fiscal cliff became much more apparent. The equity market seemed to react on a daily basis to the negotiations and proposals that came out of Congress.

On January 1, 2013, a bill was finally passed that averted a large portion of the automatic tax increases and spending cuts that were set to take place starting in 2013. Yet there is still much work to be done. Congress faces deliberations over the national debt ceiling, the sequester and the fiscal budget. And all of these measures must be addressed during the first half of 2013. That provides minimal time to tackle these daunting issues, especially when both parties have radically different ideas as to how the issues should be resolved.

Despite the uncertainty that was so prevalent during 2012, the equity market outperformed many asset classes by a healthy margin last year. The S&P 500 advanced 16.0 percent on a total return basis which was much higher than the average prediction by Wall Street strategists. This commonly used equity index was up almost 111 percent from its previous 2009 lows and only has to advance another 10 percent to reach its previous peak hit during 2007.

Nine of the 10 sectors within the S&P 500 ended the year in positive territory. Utilities were the only sector that recorded negative performance for the year. The financial and consumer discretionary sectors were the two best performing areas and the only two that outperformed the broad index during 2012. This positive overall performance can be attributed to unprecedented central bank stimulus, attractive dividend growth rates and strong corporate balance sheets.

A common theme during 2012 was the divergence in returns among specific sectors and industries. That meant that one or a handful of names would often drive the returns of an entire segment.

Quarterly earnings announcements also tended to increase the volatility experienced in the equity market. During 2012, investors seemed quite unforgiving when companies were unable to meet or beat revenue and earnings expectations. That response is expected to continue into 2013.

The OneAmerica Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio also uses a "value, multi-cap" approach when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels. Because of this value focus, this Portfolio is typically not structured to mimic the S&P 500. Rather, it actively over and underweights specific sectors relative to this broad equity index.

During the fourth quarter, the Value Portfolio outperformed the S&P 500. The Portfolio benefited from having an underweight position in technology as well as positive security selection decisions within that sector. During the quarter, we realigned the technology exposure by moving out of the computer hardware manufacturers and into semiconductor companies. Within technology, the Portfolio also benefited from not having an investment in Apple Inc. which declined 20 percent on a principal basis during the last three months of 2012. At the same time, the Portfolio owned Cisco Systems Inc. and Flir Systems Inc. which provided incremental returns.

Additional contributors to performance included our security selection within the health care (McKesson Corp. and Baxter International Inc.) and industrial sectors, as well as being overweight in industrials. Detractors during the quarter included security selection within the consumer discretionary sector and being underweight financials.

Looking at 2013, we acknowledge that current price/earnings metrics for equities are not cheap compared to their long-term averages, but neither are they stretched. They are, however, extremely inexpensive compared to bonds and current interest rates. Yet we maintain a level of caution in the near-term. The earnings announcement season is upon us, and we expect continued disfavor of any company unable to hit projected sales and earnings targets.

We also expect heightened uncertainty as a result of acrimonious Congressional negotiations. The combination of these issues could easily put downward pressure on equity prices in the near term. However, when some of these issues are addressed and if our economic recovery strengthens, we could see an improvement in the equity environment over the longer-term horizon.

OneAmerica Value Portfolio – Class O (unaudited)

30,000
25,000
20,000
15,000
10,000
5,000
Dollars
S&P 500
Value Portfolio - Class O
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Average Annual Total Returns for periods ended December 31, 2012

	Value – Class O	S&P 500
One Year	13.3%	16.0%
Five Years	0.6%	1.7%
Ten Years	7.7%	7.1%
Value of a hypothetical $10,000 investment made on 12/31/02	$20,939	$19,862

The charts above show the Value Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Value Portfolio – Advisor Class (unaudited)

30,000
25,000
20,000
15,000
10,000
5,000
Dollars
S&P 500
Value Portfolio - Advisor Class
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Average Annual Total Returns for periods ended December 31, 2012

	Value – Advisor Class	S&P 500
One Year	13.0%	16.0%
Five Years	0.3%	1.7%
Ten Years	7.4%	7.1%
Value of a hypothetical $10,000 investment made on 12/31/02	$20,317	$19,862

The charts above show the Value Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the Fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Value Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2012 (unaudited)

Industry	% of Total Net Assets
Oil & Gas	11.2%
Banks	8.8
Pharmaceuticals	8.7
Miscellaneous Manufacturing	8.5
Healthcare Products	6.5
Semiconductors	6.3
Retail	4.9
Exchange-Traded Funds	4.3
Apparel	3.8
Money Market Mutual Fund	3.5
Transportation	3.2
Software	3.1
Aerospace & Defense	2.7
Biotechnology	2.7
Iron/Steel	2.6
Auto Parts and Equipment	2.5
Beverages	2.3
Telecommunications	2.3
Food	2.1
Agriculture	1.8
Toys/Games/Hobbies	1.6
Diversified Financial Services	1.2
Machinery-Diversified	1.2
Electronics	1.1
Electrical Utilities	0.8
Commercial Services	0.7
Insurance	0.7
Chemicals	0.5
Mining	0.4
100.0
Other assets in excess of liabilities	0.0
Net Assets	100.0%

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
MONEY MARKET PORTFOLIO

December 31, 2012 (unaudited)

Industry	% of Total Net Assets
Diversified Financial Services	32.8%
Oil & Gas	11.3
U.S. Government & Agency Obligations	9.8
Health Care	9.4
Manufacturing	7.4
Food, Beverages	5.3
Electric Utilities	4.8
Retail	4.8
Money Market Mutual Fund	4.5
Insurance	2.3
Internet	2.3
Mining	2.3
Household & Personal Products	2.2
Machinery Diversified	0.4
99.6
Other assets in excess of liabilities	0.4
Net Assets	100.0%

(This Page Intentionally Left Blank)

A Message
From
David Weisenburger,
Investment Grade Bond Portfolio Manager

The OneAmerica Investment Grade Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate securities, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings can range in maturity from overnight money market investments to bonds with maturities of thirty years or longer. The average duration of the Portfolio can, and will be, shortened or extended to reflect our outlook on interest rates. The Portfolio's mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities can, and will be, altered based upon our view of the relative attractiveness of each asset class.

As of the end of 2012, the average security rating assigned by Moody's Investors Service within the Investment Grade Bond Portfolio was Aa2. Approximately 72.7 percent of the Portfolio was invested in U.S. Treasuries, Agencies, and other high quality mortgage and asset-backed securities. The Portfolio was also invested in investment grade corporate bonds (17.6 percent), high yield corporate bonds (6.7 percent), and other investment grade securities (2.1 percent). The Portfolio has traditionally maintained an "overweight" position in fixed income securities exposed to credit risk, and this remained true throughout all of 2012. However, we meaningfully pared back our exposure to corporate credit securities throughout all of 2012.

Throughout 2012, we attempted to ascertain the willingness and ability of central bank policy-makers to continue to force liquidity and stability into the fixed income markets. We witnessed extreme volatility in securities prices early in the year as Europe worked on handling their solvency problem. The European Central Bank (ECB) and its leader – Mario Draghi – tried to calm the sovereign bond and stock markets at every spike in panic or unease. However, there was very little done in the way of meaningful action and the markets just seemed to drift lower. Later in the year, the ECB and Mario Draghi announced a new program of bond buying which was designed to calm the fears of the fixed income market. This program was one of "unlimited" buying of specified sovereign bonds, but only if the government of said nation was willing to submit to a program of austerity as laid out by the ECB, the International Monetary Fund (IMF), and the European Commission (EC). This program was viewed very favorably by the markets and some stability has returned. The irony of this program was that the bonds of sovereign nations rallied substantially on the hope that many of these nations would request ECB assistance. In reality, no country requested this assistance. Thus, sovereign bonds rallied so much on the mere hope of central bank buying, that no bonds were ever actually purchased under the program.

In the U.S., a continued sluggish economy prompted our central bank – the Federal Reserve – to take unprecedented action as well. The Chairman of the Fed – Ben Bernanke – decided on the following actions: First, he launched an additional Quantitative Easing (QE) program which had no termination date, i.e., he agreed to buy bonds in the open market for as long as was necessary to spur economic growth and reduce unemployment. Second, the Fed announced "targets" for their Quantitative Easing programs. They suggested that they would engage in QE until such time as the unemployment rate fell to 6.5 percent or until the Fed defined inflation rate exceeded 2.5 percent. Thus, unlike the ECB, our central bank has been, and will continue to buy securities in the open market until they see some growth and strength in our economy.

With Central banks pumping liquidity into the system, one would expect to see some economic expansion, but we have yet to see any. However, since the aforementioned central bank policy announcements, the global equity and bond markets have rallied substantially. To summarize, portfolio managers globally have been aggressively buying equities, bonds, and other securities as they hope for central bank induced economic expansion.

We were generally "risk-neutral" during 2012. We were not risk averse – which allowed us to capture some outperformance (gross of fees) versus our benchmark – the Barclays Aggregate Index. Risky assets performed very well during the year, and in very general terms, the riskier the asset, the better the performance. For the year, the Portfolio was up 4.18 percent (net of management fees) vs. the Barclays Aggregate Index return of 4.21 percent.

As we begin 2013, the Investment Grade Bond Portfolio remains relatively conservatively positioned. Credit spreads in investment grade corporate bonds, high yield corporate bonds, and other credit sectors are at or near their historic tight levels. The Federal Reserve has been clear, and we expect short term rates to remain at near-record lows throughout all of 2013. As a result, we will continue to focus on credit sensitive securities, rather than trying to forecast the direction interest rates. We will maintain a duration-neutral bias over the course of 2013.

OneAmerica Investment Grade Bond Portfolio – Class O (unaudited)

25,000
20,000
15,000
10,000
5,000
Dollars
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Barclays Capital U.S. Aggregate
Investment Grade Bond Portfolio - Class O

Average Annual Total Returns for periods ended December 31, 2012

	Investment Grade Bond – Class O	Barclays Capital U.S. Aggregate
One Year	4.2%	4.2%
Five Years	6.5%	6.0%
Ten Years	5.4%	5.2%
Value of a hypothetical $10,000 investment made on 12/31/02	$16,910	$16,569

The charts above show the Bond Portfolio – Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Bond Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Investment Grade Bond Portfolio – Advisor Class (unaudited)

25,000
20,000
15,000
10,000
5,000
Dollars
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Barclays Capital U.S. Aggregate
Investment Grade Bond Portfolio - Advisor Class

Average Annual Total Returns for periods ended December 31, 2012

	Investment Grade Bond – Advisor Class	Barclays Capital U.S. Aggregate
One Year	3.9%	4.2%
Five Years	6.2%	6.0%
Ten Years	5.1%	5.2%
Value of a hypothetical $10,000 investment made on 12/31/02	$16,426	$16,569

The charts above show the Bond Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the Fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Investment Grade Bond Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2012 (unaudited)

Industry	% of Total Net Assets
U.S. Government & Agency Obligations	43.4%
Mortgage-Backed and Asset-Backed Securities	30.9
Electric	3.1
Diversified Financial Services	2.8
Banks	2.3
Oil & Gas	2.0
Telecommunications	2.0
Chemicals	1.6
Biotechnology	1.5
Beverages	1.4
Miscellaneous Manufacturing	1.2
Aerospace/Defense	0.8
Home Builders	0.8
Money Market Mutual Fund	0.8
Computers	0.7
Engineering & Construction	0.7
Insurance	0.7
Media	0.7
Pipelines	0.7
Shipbuilding	0.7
Commercial Services	0.4
99.2
Other assets in excess of liabilities	0.8
Net Assets	100.0%

A Message
From
Kathryn Hudspeth and David Weisenburger,
Asset Director Portfolio Managers

Another year has passed, and we cannot help but marvel over the magnitude of events that we experienced. During the past couple years, investors have focused almost exclusively on the European debt crisis and the perceived negative implications for our domestic economy and markets. Although this situation is far from resolved, there have been some intermittent signs of progress which have provided encouragement for investors.

As the level of concern regarding Europe seemed to move from red down to orange or yellow, investors quickly shifted their attention to their next major concern – weakness in our domestic economy. By the final weeks of the year, all eyes ultimately focused almost exclusively on the outcome of the fiscal cliff. Fortunately, Congress finally passed a bill which averted some of the tax increases and spending cuts which would have pushed our nation back into a recession. However, we can now expect protracted and contentious negotiations as politicians deal with our national debt ceiling, the sequester, and the federal budget. Each of these issues has a critical deadline looming in the first half of 2013.

Despite the severity of global macroeconomic events that were so prevalent last year, U.S. investment markets performed remarkably well. As we review the investment returns provided by various asset classes and segments, it also becomes apparent that risk was rewarded during the year. For example, the S&P 500 advanced 16.0 percent during 2012, led primarily by financial and consumer discretionary stocks.

Risk was rewarded within the fixed income market as well. Although the Barclays U.S. Aggregate Index increased 4.2 percent during 2012, the Barclays High Yield Index surged 15.8 percent while the U.S. Treasury Index advanced only 2.0 percent. Treasury yields did not change materially during the year and remained at extremely low levels, while credit spreads narrowed.

As of December 2012, the asset allocation for the OneAmerica Asset Director Portfolio was 59 percent equities, 38 percent bonds and 3 percent cash. During the fourth quarter we completed our change in technology focus by increasing our equity exposure to software and wireless equipment manufacturers while decreasing our weighting to PC hardware manufacturers. We changed our financial exposure by shifting our weight from insurance to money center banks. We also lightened our exposure to the health care sector on strength. On the fixed income side, we maintained credit exposure during the quarter and traded the new issue calendar. However, we were not extremely active due to the low level of rates and extremely tight spreads. As a result, the portfolio maintained a neutral to slightly short duration profile during the fourth quarter.

During the first quarter of 2013, we expect the upcoming political gridlock and the earnings announcement season to dominate the investment arena. The ultimate outcome of the negotiations could create a substantial drag on our economic growth potential, thereby weighing on corporate profits and our investment markets. We also have to remember that the European debt crisis has not been solved. It will undoubtedly rear its ugly head again sometime during 2013. Although uncertainty remains elevated over the near-term, we hope to achieve a gradual improvement in our economy once we pass this point of uncertainty.

OneAmerica Asset Director Portfolio – Class O (unaudited)

30,000
25,000
20,000
15,000
10,000
5,000
Dollars
S&P 500
Barclays Capital U.S. Aggregate
Asset Director Portfolio - Class O
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Average Annual Total Returns for periods ended December 31, 2012

	Asset Director – Class O	S&P 500	Barclays Capital U.S. Aggregate
One Year	10.4%	16.0%	4.2%
Five Years	3.2%	1.7%	6.0%
Ten Years	7.6%	7.1%	5.2%
Value of a hypothetical $10,000 investment made on 12/31/02	$20,820	$19,862	$16,569

The charts above show the Asset Director Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Asset Director Portfolio – Advisor Class (unaudited)

S&P 500
Barclays Capital U.S. Aggregate
Asset Director Portfolio - Advisor Class
Dollars
30,000
25,000
20,000
15,000
10,000
5,000
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Average Annual Total Returns for periods ended December 31, 2012

	Asset Director – Advisor	S&P 500	Barclays Capital U.S. Aggregate
One Year	10.0%	16.0%	4.2%
Five Years	2.9%	1.7%	6.0%
Ten Years	7.3%	7.1%	5.2%
Value of a hypothetical $10,000 investment made on 12/31/02	$20,217	$19,862	$16,569

The charts above show the Asset Director Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the Fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Asset Director Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2012 (unaudited)

Industry	% of Total Net Assets
U.S. Government & Agency Obligations	16.5%
Mortgage-Backed and Asset-Backed Securities	11.8
Oil & Gas	7.4
Banks	6.3
Miscellaneous Manufacturing	5.4
Healthcare Products	5.3
Pharmaceuticals	3.8
Semiconductors	3.8
Exchange-Traded Funds	3.5
Money Market Mutual Fund	2.8
Aerospace/Defense	2.4
Biotechnology	2.4
Retail	2.4
Apparel	2.2
Telecommunications	2.1
Transportation	2.0
Software	1.8
Mutual Fund	1.7
Iron/Steel	1.6
Auto Parts and Equipment	1.5
Diversified Financial Services	1.5
Electric	1.4
Beverages	1.3
Food	1.2
Agriculture	1.1
Chemicals	0.9
Toys/Games/Hobbies	0.9
Machinery-Diversified	0.8
Electronics	0.7
Insurance	0.7
Commercial Services	0.6
Home Builders	0.4
Engineering & Construction	0.3
Media	0.3
Mining	0.3
Pipelines	0.3
Shipbuilding	0.3
99.7
Other assets in excess of liabilities	0.3
Net Assets	100.0%

A Message
From
Erik Leighton,
Socially Responsive Portfolio Manager

Investopedia defines 'Wall of Worry' as the financial markets' periodic tendency to surmount a host of negative factors and keep ascending. This term is usually used in association with the equity markets. In our current situation, domestically and globally, it seems this term is appropriate.

"Within our mandate, the ECB is ready to do whatever it takes to preserve the euro. And believe me, it will be enough." With those words in July and minimal action, Mario Draghi averted a eurozone collapse in 2012. As one example of the lower perceived risk from his comments, on July 24th, the Spanish ten-year note yielded 7.62 percent. By year-end, it was 5.27 percent. Keep in mind Europe still has some of the same structural challenges in 2013 as 2012, but for now it seems as though central banks around the world have assuaged investor anxiety. As a result, the MSCI EAFE and MSCI Emerging Market Indices outpaced the S&P 500 for the year.

In the U.S., although politics were a mangled mess, the economic situation was generally steady, albeit muted. From the slow but steady growth, the S&P 500 index increased 16 percent. As opposed to Europe's employment crisis, the U.S. employment situation generally improved over the year. Also, the housing environment showed improvement with respect to both stabilized prices and new home construction metrics. The U.S. government did avoid the fiscal cliff; let's hope we did not end up in the fiscal ditch instead.

The Socially Responsive Portfolio invests primarily in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The Portfolio may invest in companies of any size and may change composition between small, medium, and large companies depending on the outlook for the economic environment and the markets.

The Portfolio focuses on securities which are sensitive to socially responsible principles. In particular, the Portfolio will typically avoid investments in the following types of companies:

• Companies that are engaged in the manufacture of tobacco

• Companies that derive a significant portion of their revenues from the manufacture of alcohol

• Companies that are involved in gambling as a primary line of business

• Companies whose activities include direct participation in abortion

• Companies that derive a significant portion of their revenues from activities that promote pornography

During the fourth quarter 2012, the Portfolio recovered some lost ground during the year relative to the S&P 500. In a reversal of former quarterly trends, information technology and industrials became positive alpha producers from both allocation and selection. In addition, health care continued as a positive contributor based on both an overweight allocation and company selection. Financial and consumer discretionary sectors hindered performance for both the year and the quarter.

In the quarter, we repositioned our technology focus within semiconductor and software companies and moved away from PC manufacturers. Also, we tweaked our financial exposure with additional bank ownership and lowered our insurance holding.

The low rate environment established through central banks has pushed investors out on the risk spectrum. With inflation still tame in most developed nations, those same central banks can continue on the current policy path. Currently, servicing the expanded debt is not as difficult as it may be if rates rise due to higher actual or perceived investor risk. Equity markets will continue to be impacted by the above central bank policies which may cause further financial imbalances or additional market instability. We are still generally cautious on the near-term outlook for equity performance, but there are limited alternatives that provide reasonable risk-adjusted returns.

OneAmerica Socially Responsive Portfolio – Class O (unaudited)

14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Dollars
S&P 500
Socially Responsive Portfolio - Class O
03/06
12/06
12/07
12/08
12/09
12/10
12/11
12/12

Average Annual Total Returns for the period ended December 31, 2012

	Socially Responsive – Class O	S&P 500
One Year	11.0%	16.0%
Five Years	-0.3%	1.7%
Ten Years	N/A	N/A
Since Inception (3/31/06)	0.7%	3.6%
Value of a hypothetical $10,000 investment made on 3/31/06	$10,460	$12,730

The charts above show the Socially Responsive Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Socially Responsive Portfolio – Advisor Class (unaudited)

S&P 500
Socially Responsive Portfolio - Advisor Class
Dollars
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
03/06
12/06
12/07
12/08
12/09
12/10
12/11
12/12

Average Annual Total Returns for the period ended December 31, 2012

	Socially Responsive – Advisor Class	S&P 500
One Year	10.7%	16.0%
Five Years	-0.6%	1.7%
Ten Years	N/A	N/A
Since Inception (3/31/06)	0.4%	3.6%
Value of a hypothetical $10,000 investment made on 3/31/06	$10,250	$12,730

The charts above show the Socially Responsive Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2012 (unaudited)

Industry	% of Total Net Assets
Oil & Gas	11.3%
Banks	10.1
Miscellaneous Manufacturing	9.7
Healthcare Products	8.1
Semiconductors	7.9
Retail	4.5
Money Market Mutual Fund	4.0
Food	3.7
Aerospace & Defense	3.6
Apparel	3.6
Software	3.6
Transportation	3.1
Beverages	2.9
Pharmaceuticals	2.9
Biotechnology	2.8
Iron/Steel	2.7
Agriculture	1.9
Telecommunications	1.8
Toys/Games/Hobbies	1.7
Electronics	1.6
Machinery-Diversified	1.5
Chemicals	1.3
Insurance	0.9
Commercial Services	0.8
Diversified Financial Services	0.8
Mining	0.5
97.3
Other assets in excess of liabilities	2.7
Net Assets	100.0%

Fees and Expenses (unaudited)

As an indirect shareholder of the OneAmerica Funds, Inc., you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads) nor do they have any variable contract costs. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period[1]
Value – Class O
Actual	$1,000.00	$1,070.80	0.59%	$3.09
Hypothetical (5% return before expenses)	1,000.00	1,022.15	0.59	3.02
Value – Advisor Class
Actual	1,000.00	1,069.10	0.89	4.65
Hypothetical (5% return before expenses)	1,000.00	1,020.64	0.89	4.54
Money Market – Class O
Actual	1,000.00	1,000.00	0.12	0.60
Hypothetical (5% return before expenses)	1,000.00	1,024.54	0.12	0.60
Money Market – Advisor Class
Actual	1,000.00	1,000.00	0.12	0.59
Hypothetical (5% return before expenses)	1,000.00	1,024.54	0.12	0.60
Investment Grade Bond – Class O
Actual	1,000.00	1,017.30	0.63	3.20
Hypothetical (5% return before expenses)	1,000.00	1,021.96	0.63	3.21
Investment Grade Bond – Advisor Class
Actual	1,000.00	1,015.80	0.93	4.72
Hypothetical (5% return before expenses)	1,000.00	1,020.46	0.93	4.73
Asset Director – Class O
Actual	1,000.00	1,050.70	0.59	3.04
Hypothetical (5% return before expenses)	1,000.00	1,022.17	0.59	3.00
Asset Director – Advisor Class
Actual	1,000.00	1,049.10	0.89	4.58
Hypothetical (5% return before expenses)	1,000.00	1,020.66	0.89	4.52
Socially Responsive – Class O
Actual	1,000.00	1,057.30	1.20	6.21
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.20	6.09
Socially Responsive – Advisor Class
Actual	1,000.00	1,055.70	1.50	7.75
Hypothetical (5% return before expenses)	1,000.00	1,017.60	1.50	7.61

1  Expenses for each Portfolio are calculated using the Portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/12. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
OneAmerica Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (five portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Fund") at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 25, 2013

OneAmerica Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Assets:
Investments in securities, at fair value	$245,676,811	$151,543,537	$143,090,059	$319,080,108	$4,862,589
Cash	19,563	190,380	59,889	61,172	121,510
Receivable for capital stock issued	31,733	562,273	278,903	63,688	1,195
Dividends and interest receivable	277,820	865	887,943	873,735	5,075
Due from Advisor (Note 2)	–	61,127	–	–	4,321
Prepaid expense	9,581	9,547	9,616	8,203	10,493
Total assets	246,015,508	152,367,729	144,326,410	320,086,906	5,005,183
Liabilities:
Payable for capital stock redeemed	191,665	116,925	13,468	–	–
Accrued investment advisory fees	103,908	51,290	60,640	134,962	2,938
Accrued distributions (12b-1) fee	6,446	7,080	2,179	19,802	610
Accrued expenses	24,639	23,613	20,249	32,669	4,000
Total liabilities	326,658	198,908	96,536	187,433	7,548
Net assets	$245,688,850	$152,168,821	$144,229,874	$319,899,473	$4,997,635
Net Assets by class of shares
Class O	$220,147,607	$123,344,400	$135,591,457	$241,499,729	$2,575,896
Advisor Class	25,541,243	28,824,421	8,638,417	78,399,744	2,421,739
Total net assets	$245,688,850	$152,168,821	$144,229,874	$319,899,473	$4,997,635
Shares outstanding
Class O	10,109,142	123,344,355	11,799,542	13,356,450	266,344
Advisor Class	1,181,852	28,824,405	755,119	4,361,907	250,427
Total shares outstanding	11,290,994	152,168,760	12,554,661	17,718,357	516,771
Net asset value per share
Class O	$21.78	$1.00	$11.49	$18.08	$9.67
Advisor Class	$21.61	$1.00	$11.44	$17.97	$9.67
Investments in securities, at cost	$207,002,715	$151,543,537	$135,910,764	$278,211,358	$4,255,188
Analysis of net assets:
Paid-in-capital	$218,506,387	$152,168,760	$136,947,129	$281,494,265	$5,124,718
Undistributed (distributions in excess of) net investment income	–	–	–	–	10
Undistributed net realized gain (loss)	(11,491,633)	61	103,450	(2,463,542)	(734,494)
Net unrealized appreciation of investments	38,674,096	–	7,179,295	40,868,750	607,401
Net Assets	$245,688,850	$152,168,821	$144,229,874	$319,899,473	$4,997,635

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2012

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Investment Income:
Income:
Dividends (net of foreign withholding taxes of $95,400, $0, $0, $78,200 and $1,348, respectively)	$6,052,635	$9,440	$67,308	$5,061,187	$113,977
Interest	9,867	157,550	4,734,263	3,637,686	9
Total investment income	6,062,502	166,990	4,801,571	8,698,873	113,986
Expenses:
Investment advisory fee	1,253,460	653,745	728,524	1,610,375	34,400
Custodian and service agent fee	124,203	96,935	92,253	171,869	6,204
Distribution (12b-1) fee – Advisor Class	78,080	86,905	26,273	238,380	7,143
Professional fees	22,683	15,298	14,215	28,863	2,477
Printing fees	22,462	13,051	13,212	29,941	407
Director fees	16,081	16,081	16,081	16,081	16,100
Other	21,665	73,076	59,922	33,130	22,938
Total expenses before waived fees and reimbursed expenses	1,538,634	955,091	950,480	2,128,639	89,669
Waived fees and reimbursed expenses (Note 2)	–	(788,101)	–	–	(23,561)
Net expenses	1,538,634	166,990	950,480	2,128,639	66,108
Net investment income	4,523,868	–	3,851,091	6,570,234	47,878
Gain (loss) on investments:
Net realized gain (loss) on investments	(5,204,063)	61	3,141,529	(753,519)	(256,664)
Net change in unrealized appreciation (depreciation) on investments	31,950,688	–	(1,066,483)	25,346,942	708,812
Net realized and unrealized gain	26,746,625	61	2,075,046	24,593,423	452,148
Net increase in net assets from operations	$31,270,493	$61	$5,926,137	$31,163,657	$500,026

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Portfolio
	Value		Money Market		Investment Grade Bond
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Net increase (decrease) in net assets from operations:
Net investment income	$4,523,868	$3,801,600	$–	$–	$3,851,091	$4,854,475
Net realized gain (loss) on investments	(5,204,063)	7,116,443	61	128	3,141,529	1,574,937
Net change in unrealized appreciation (depreciation) on investments	31,950,688	(16,879,624)	–	–	(1,066,483)	3,662,366
Net increase (decrease) in net assets from operations	31,270,493	(5,961,581)	61	128	5,926,137	10,091,778
Shareholder distributions:
From net investment income:
Class O	(4,120,071)	(3,470,886)	–	(40)	(4,001,194)	(4,732,329)
Advisor Class	(404,570)	(332,768)	–	–	(232,338)	(279,453)
From net realized gain:
Class O	–	–	(103)	(52)	(2,535,281)	(1,610,378)
Advisor Class	–	–	(24)	(11)	(163,691)	(103,365)
Total distributions	(4,524,641)	(3,803,654)	(127)	(103)	(6,932,504)	(6,725,525)
Shareholder transactions:
Proceeds from shares issued:
Class O	1,821,715	4,895,247	23,226,334	39,745,852	7,447,375	12,193,767
Advisor Class	1,708,454	3,875,016	11,931,162	17,739,686	2,228,280	2,064,704
Reinvested distributions:
Class O	4,120,071	3,470,886	103	92	6,536,475	6,342,707
Advisor Class	404,570	332,768	24	11	396,029	382,818
Cost of shares redeemed:
Class O	(29,477,363)	(22,880,942)	(53,009,510)	(49,141,091)	(16,123,738)	(21,941,960)
Advisor Class	(5,634,257)	(5,631,513)	(14,480,607)	(20,234,976)	(2,786,976)	(1,444,873)
Net increase (decrease) from shareholder transactions	(27,056,810)	(15,938,538)	(32,332,494)	(11,890,426)	(2,302,555)	(2,402,837)
Net increase (decrease) in net assets	(310,958)	(25,703,773)	(32,332,560)	(11,890,401)	(3,308,922)	963,416
Net assets at beginning of year	245,999,808	271,703,581	184,501,381	196,391,782	147,538,796	146,575,380
Net assets at end of year	$245,688,850	$245,999,808	$152,168,821	$184,501,381	$144,229,874	$147,538,796
Undistributed net investment income included in net assets at the end of year	$–	$–	$–	$–	$–	$1,047
Changes in capital stock outstanding
Shares issued:
Class O	86,432	238,600	23,226,334	39,745,852	631,200	1,029,797
Advisor Class	81,751	188,366	11,931,162	17,739,686	188,660	176,151
Reinvested distributions:
Class O	191,819	176,528	103	92	568,340	547,824
Advisor Class	18,980	17,053	24	11	34,588	33,205
Shares redeemed:
Class O	(1,388,646)	(1,111,757)	(53,009,510)	(49,141,091)	(1,362,893)	(1,888,080)
Advisor Class	(270,287)	(281,529)	(14,480,607)	(20,234,976)	(236,284)	(123,737)
Net increase (decrease)	(1,279,951)	(772,739)	(32,332,494)	(11,890,426)	(176,389)	(224,840)
Shares outstanding at beginning of year	12,570,945	13,343,684	184,501,254	196,391,680	12,731,050	12,955,890
Shares outstanding at end of year	11,290,994	12,570,945	152,168,760	184,501,254	12,554,661	12,731,050

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Portfolio
	Asset Director		Socially Responsive
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Net increase (decrease) in net assets from operations:
Net investment income	$6,570,234	$6,303,458	$47,878	$33,803
Net realized gain (loss) on investments	(753,519)	8,701,285	(256,664)	(27,755)
Net change in unrealized appreciation (depreciation) on investments	25,346,942	(12,650,375)	708,812	(203,258)
Net increase (decrease) in net assets from operations	31,163,657	2,354,368	500,026	(197,210)
Shareholder distributions:
From net investment income:
Class O	(5,365,140)	(4,950,481)	(28,303)	(20,427)
Advisor Class	(1,520,030)	(1,465,791)	(19,626)	(13,330)
From net realized gain:
Class O	(1,369,470)	(4,806,851)	–	–
Advisor Class	(448,196)	(1,648,597)	–	–
Total distributions	(8,702,836)	(12,871,720)	(47,929)	(33,757)
Shareholder transactions:
Proceeds from shares issued:
Class O	13,490,882	8,704,639	128,130	657,772
Advisor Class	11,809,678	15,449,244	108,777	257,830
Reinvested distributions:
Class O	6,734,610	9,757,332	28,303	20,427
Advisor Class	1,968,226	3,114,388	19,626	13,330
Cost of shares redeemed:
Class O	(27,276,292)	(22,331,420)	(164,665)	(842,830)
Advisor Class	(19,581,561)	(10,664,322)	(372,537)	(227,410)
Net increase (decrease) from shareholder transactions	(12,854,457)	4,029,861	(252,366)	(120,881)
Net increase (decrease) in net assets	9,606,364	(6,487,491)	199,731	(351,848)
Net assets at beginning of year	310,293,109	316,780,600	4,797,904	5,149,752
Net assets at end of year	$319,899,473	$310,293,109	$4,997,635	$4,797,904
Undistributed net investment income included in net assets at the end of year	$–	$457	$10	$61
Changes in capital stock outstanding
Shares issued:
Class O	748,991	490,833	13,397	69,355
Advisor Class	661,387	878,978	11,490	27,872
Reinvested distributions:
Class O	375,585	577,459	2,967	2,307
Advisor Class	110,419	185,391	2,058	1,506
Shares redeemed:
Class O	(1,518,301)	(1,256,213)	(17,535)	(90,597)
Advisor Class	(1,091,445)	(615,103)	(40,118)	(25,173)
Net increase (decrease)	(713,364)	261,345	(27,741)	(14,730)
Shares outstanding at beginning of year	18,431,721	18,170,376	544,512	559,242
Shares outstanding at end of year	17,718,357	18,431,721	516,771	544,512

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2012

Description	Shares	Value
Common Stocks (89.8%)
Aerospace & Defense (2.7%)
General Dynamics Corp.	34,900	$2,417,523
Precision Castparts Corp.	22,100	4,186,182
		6,603,705
Agriculture (1.8%)
Archer-Daniels-Midland Co.	156,900	4,297,491
Apparel (3.8%)
Columbia Sportswear Co.	56,200	2,998,832
Wolverine World Wide, Inc.	154,800	6,343,704
		9,342,536
Auto Parts and Equipment (2.5%)
Magna International, Inc.	123,400	6,172,468
Banks (8.8%)
Bank of Hawaii Corp.	57,300	2,524,065
Bank of New York Mellon Corp. (The)	150,200	3,860,140
Citigroup, Inc.	29,189	1,154,717
JPMorgan Chase & Co.	90,207	3,966,402
Northern Trust Corp.	80,100	4,017,816
U.S. Bancorp	193,500	6,180,390
		21,703,530
Beverages (2.3%)
Coca-Cola Co. (The)	156,000	5,655,000
Biotechnology (2.7%)
Amgen, Inc.	77,600	6,698,432
Chemicals (0.5%)
Dow Chemical Co. (The)	38,900	1,257,248
Commercial Services (0.7%)
Robert Half International, Inc.	57,100	1,816,922
Diversified Financial Services (0.4%)
Investment Technology Group, Inc.[1]	102,800	925,200
Electronics (1.1%)
FLIR Systems, Inc.	119,500	2,666,045
Food (2.1%)
Fresh Del Monte Produce, Inc.	33,900	893,265
Sysco Corp.	135,300	4,283,598
		5,176,863
Healthcare Products (6.5%)
Baxter International, Inc.	101,400	6,759,324
Medtronic, Inc.	144,900	5,943,798
Zimmer Holdings, Inc.	47,900	3,193,014
		15,896,136
Insurance (0.7%)
Aegon NV	270,485	1,741,923
Iron/Steel (2.6%)
Nucor Corp.	148,400	6,407,912
Machinery-Diversified (1.2%)
Cummins, Inc.	27,800	3,012,130
Description	Shares	Value
Mining (0.4%)
Alcoa, Inc.	108,700	$943,516
Miscellaneous Manufacturing (8.5%)
Carlisle Cos., Inc.	104,200	6,122,792
Crane Co.	70,400	3,258,112
General Electric Co.	268,600	5,637,914
Illinois Tool Works, Inc.	96,400	5,862,084
		20,880,902
Oil & Gas (11.2%)
ConocoPhillips	104,000	6,030,960
Exxon Mobil Corp.	54,300	4,699,665
Phillips 66	46,200	2,453,220
Royal Dutch Shell PLC ADR	81,600	5,626,320
Tidewater, Inc.	118,050	5,274,474
Valero Energy Corp.	102,200	3,487,064
		27,571,703
Pharmaceuticals (8.7%)
Johnson & Johnson	77,600	5,439,760
McKesson Corp.	64,550	6,258,768
Merck & Co., Inc.	104,100	4,261,854
Pfizer, Inc.	219,950	5,516,346
		21,476,728
Retail (4.1%)
Bed Bath & Beyond, Inc.[1]	76,600	4,282,706
Home Depot, Inc. (The)	43,800	2,709,030
Kohl's Corp.	73,800	3,171,924
		10,163,660
Semiconductors (6.3%)
Applied Materials, Inc.	426,300	4,876,872
Intel Corp.	258,600	5,334,918
QUALCOMM, Inc.	41,300	2,561,426
Texas Instruments, Inc.	89,100	2,756,754
		15,529,970
Software (3.1%)
Adobe Systems, Inc.[1]	77,800	2,931,504
Autodesk, Inc.[1]	29,100	1,028,685
Oracle Corp.	105,800	3,525,256
		7,485,445
Telecommunications (2.3%)
Cisco Systems, Inc.	287,500	5,649,375
Toys/Games/Hobbies (1.6%)
Mattel, Inc.	105,700	3,870,734
Transportation (3.2%)
Norfolk Southern Corp.	60,000	3,710,400
Werner Enterprises, Inc.	187,200	4,056,624
		7,767,024
Total common stocks (cost: $184,139,421)		220,712,598

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds[2] (2.4%)
Commercial Paper (2.4%)
Diversified Financial Services (0.8%)
Cargill Global Funding PLC	0.152%	01/04/2013	$2,000,000	$1,999,966
Electrical Utilities (0.8%)
American Transmission Co.	0.152	01/16/2013	2,000,000	1,999,920
Retail (0.8%)
Wal-Mart Stores, Inc.	0.112	01/29/2013	2,000,000	1,999,939
Total short-term notes and bonds (cost: $5,999,780)				5,999,825
			Shares
Exchange-Traded Funds (4.3%)
iShares Russell 1000 Value Index Fund			68,900	5,017,298
iShares Russell Midcap Value Index Fund			69,600	3,496,704
iShares S&P SmallCap 600 Value Index Fund			24,600	1,990,386
Total exchange-traded funds (cost: $8,403,514)				10,504,388
Money Market Mutual Fund (3.5%)
BlackRock Liquidity TempFund Portfolio, 0.13%[3]			8,460,000	8,460,000
Total money market mutual fund (cost: $8,460,000)				8,460,000
Total investments (100.0%) (cost: $207,002,715)				245,676,811
Other assets in excess of liabilities (0.0%)				12,039
Net assets (100.0%)				$245,688,850

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

PLC – Public Limited Company

1  Non-Income producing securities.

2  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2012.

3  The rate shown reflects the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds[1] (95.1%)
U.S. Government & Agency Obligations (9.8%)
U.S. Treasury Bill Discount Note	0.020%	01/10/2013	$3,600,000	$3,599,982
U.S. Treasury Bill Discount Note	0.033	01/24/2013	3,000,000	2,999,938
U.S. Treasury Bill Discount Note	0.091	03/07/2013	2,800,000	2,799,540
U.S. Treasury Bill Discount Note	0.061	03/14/2013	5,500,000	5,499,329
Total U.S. government & agency obligations (cost: $14,898,789)				14,898,789
Commercial Paper (85.3%)
Diversified Financial Services (32.8%)
American Honda Finance Corp.	0.122	01/10/2013	7,000,000	6,999,790
Bank of Nova Scotia	0.122	01/02/2013	7,300,000	7,299,976
Cargill Global Funding PLC	0.152	01/04/2013	7,300,000	7,299,909
General Electric Capital Corp.	0.010	01/11/2013	2,900,000	2,899,992
General Electric Capital Corp.	0.091	03/18/2013	4,400,000	4,399,164
John Deere Bank SA	0.152	01/22/2013	1,690,000	1,689,852
John Deere Financial Ltd.	0.122	01/09/2013	5,007,000	5,006,866
PACCAR Financial Corp.	0.132	02/04/2013	7,300,000	7,299,104
Toyota Motor Credit Corp.	0.101	01/10/2013	7,000,000	6,999,825
				49,894,478
Electric Utilities (4.8%)
American Transmission Co. LLC	0.152	01/16/2013	7,300,000	7,299,544
Food, Beverages (5.3%)
Nestle Capital Corp.	0.020	01/28/2013	3,000,000	2,999,955
PepsiCo, Inc.	0.051	01/15/2013	5,000,000	4,999,903
				7,999,858
Health Care (9.4%)
Johnson & Johnson	0.061	01/09/2013	7,300,000	7,299,903
Roche Holdings, Inc.	0.101	01/07/2013	7,000,000	6,999,883
				14,299,786
Household & Personal Products (2.2%)
Procter & Gamble Co. (The)	0.101	01/14/2013	3,400,000	3,399,877
Insurance (2.3%)
Travelers Cos, Inc. (The)	0.101	01/03/2013	3,500,000	3,499,980
Internet (2.3%)
Google, Inc.	0.091	01/17/2013	3,500,000	3,499,860
Machinery Diversified (0.4%)
John Deere Canada ULC	0.101	02/06/2013	600,000	599,940
Manufacturing (7.4%)
Danaher Corp.	0.156	01/04/2013	7,300,000	7,299,907
Dover Corp.	0.101	01/07/2013	4,000,000	3,999,933
				11,299,840
Mining (2.3%)
BHP Billiton Finance (USA) Ltd.	0.122	01/11/2013	3,496,000	3,495,883
Oil & Gas (11.3%)
ConocoPhillips Qatar Funding Ltd.	0.152	01/18/2013	2,700,000	2,699,809
Motiva Enterprises LLC	0.172	01/04/2013	7,300,000	7,299,897
New Jersey Natural Gas Co.	0.203	01/03/2013	807,000	806,991
New Jersey Natural Gas Co.	0.152	01/17/2013	6,400,000	6,399,573
				17,206,270
Retail (4.8%)
Wal-Mart Stores, Inc.	0.101	01/29/2013	7,300,000	7,299,432
Total commercial paper (cost[2]: $129,794,748)				129,794,748
Total short-term notes and bonds (cost[2]: $144,693,537)				144,693,537

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO (continued)

December 31, 2012

Description	Shares	Value
Money Market Mutual Fund (4.5%)
BlackRock Liquidity TempFund Portfolio, 0.13%[3]	6,850,000	$6,850,000
Total money market mutual fund (cost: $6,850,000)		6,850,000
Total investments (99.6%) (cost: $151,543,537)		151,543,537
Other assets in excess of liabilities (0.4%)		625,284
Net assets (100.0%)		$152,168,821

The following abbreviations are used in the portfolio descriptions:

LLC – Limited Liability Corporation

ULC – Unlimited Liability Corporation

PLC – Public Limited Company

1  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2012.

2  Cost represents amortized cost.

3  The rate shown reflects the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2012

Description	Shares	Value
Preferred Stocks (1.4%)
Banks (0.7%)
SunTrust Banks, Inc., Series E	40,000	$978,800
Diversified Financial Services (0.7%)
JPMorgan Chase Capital XXIX	39,000	996,450
Total preferred stocks (cost: $1,999,535)		1,975,250

	Interest Rate	Maturity Date	Principal Amount
Long-Term Notes and Bonds (92.4%)
U.S. Government & Agency Obligations (38.8%)
Federal Farm Credit Bank	2.625%	04/17/2014	$1,000,000	1,022,605
Federal Farm Credit Bank	1.850	04/20/2020	1,000,000	1,024,925
Federal Home Loan Banks	4.875	09/08/2017	1,000,000	1,188,112
FHLMC	4.500	01/15/2015	500,000	542,536
FHLMC	3.750	03/27/2019	750,000	866,939
FNMA	2.500	05/15/2014	1,000,000	1,030,995
U.S. Treasury Bonds	6.000	02/15/2026	500,000	723,515
U.S. Treasury Bonds	5.375	02/15/2031	500,000	713,750
U.S. Treasury Bonds	4.375	02/15/2038	500,000	648,750
U.S. Treasury Bonds	3.500	02/15/2039	550,000	621,758
U.S. Treasury Bonds	4.500	08/15/2039	300,000	397,547
U.S. Treasury Bonds	4.625	02/15/2040	500,000	675,547
U.S. Treasury Bonds	4.250	11/15/2040	100,000	127,687
U.S. Treasury Bonds	4.750	02/15/2041	1,000,000	1,378,594
U.S. Treasury Bonds	3.750	08/15/2041	550,000	646,422
U.S. Treasury Bonds	3.125	02/15/2042	400,000	418,250
U.S. Treasury Bonds	3.000	05/15/2042	1,000,000	1,018,750
U.S. Treasury Bonds	2.750	08/15/2042	500,000	482,813
U.S. Treasury Notes	0.250	02/28/2014	1,500,000	1,500,821
U.S. Treasury Notes	0.250	04/30/2014	200,000	200,086
U.S. Treasury Notes	2.250	05/31/2014	3,150,000	3,239,580
U.S. Treasury Notes	0.500	08/15/2014	500,000	502,187
U.S. Treasury Notes	0.250	08/31/2014	600,000	600,164
U.S. Treasury Notes	2.375	08/31/2014	700,000	724,774
U.S. Treasury Notes	0.250	09/30/2014	5,000,000	5,001,170
U.S. Treasury Notes	2.125	05/31/2015	1,500,000	1,565,038
U.S. Treasury Notes	1.875	06/30/2015	500,000	519,375
U.S. Treasury Notes	1.750	07/31/2015	300,000	310,969
U.S. Treasury Notes	1.250	08/31/2015	700,000	717,008
U.S. Treasury Notes	1.250	09/30/2015	500,000	512,500
U.S. Treasury Notes	1.250	10/31/2015	1,200,000	1,230,469
U.S. Treasury Notes	1.375	11/30/2015	700,000	720,562
U.S. Treasury Notes	2.000	01/31/2016	500,000	524,726
U.S. Treasury Notes	2.625	04/30/2016	1,000,000	1,072,500
U.S. Treasury Notes	1.750	05/31/2016	300,000	313,383
U.S. Treasury Notes	1.500	07/31/2016	500,000	518,437
U.S. Treasury Notes	4.875	08/15/2016	1,000,000	1,157,500
U.S. Treasury Notes	1.000	08/31/2016	900,000	917,156
U.S. Treasury Notes	1.000	09/30/2016	1,100,000	1,120,968
U.S. Treasury Notes	3.125	10/31/2016	1,000,000	1,099,141
U.S. Treasury Notes	0.875	02/28/2017	1,250,000	1,266,406
U.S. Treasury Notes	3.125	04/30/2017	1,000,000	1,108,125
U.S. Treasury Notes	0.750	06/30/2017	1,700,000	1,710,095
U.S. Treasury Notes	0.625	09/30/2017	2,000,000	1,996,406
U.S. Treasury Notes	2.875	03/31/2018	500,000	554,297
U.S. Treasury Notes	1.375	09/30/2018	1,000,000	1,027,969
U.S. Treasury Notes	2.750	02/15/2019	3,500,000	3,875,431
U.S. Treasury Notes	3.500	05/15/2020	750,000	870,762
U.S. Treasury Notes	2.625	08/15/2020	750,000	823,594
U.S. Treasury Notes	2.625	11/15/2020	1,000,000	1,097,500
U.S. Treasury Notes	3.125	05/15/2021	600,000	680,390
U.S. Treasury Notes	2.125	08/15/2021	1,600,000	1,682,000

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (92.4%) (continued)
U.S. Government & Agency Obligations (38.8%) (continued)
U.S. Treasury Notes	2.000%	02/15/2022	$700,000	$723,899
U.S. Treasury Notes	1.625	08/15/2022	1,000,000	993,438
Total U.S. government & agency obligations (cost: $52,688,178)				56,008,321
Mortgage-Backed and Asset-Backed Securities (30.9%)
Avis Budget Rental Car Funding (AESOP) LLC, Ser. 2011-5A, Cl. A, 144A1	3.270	02/20/2018	1,000,000	1,071,034
Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Cl. AAB	5.379	09/10/2047	573,088	602,251
Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Cl. AAB	5.422	01/15/2049	809,754	853,430
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW13, Cl. A3	5.518	09/11/2041	1,000,000	1,034,882
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW14, Cl. A3	5.209	12/11/2038	600,000	602,886
Bear Stearns Commercial Mortgage Securities, Ser. 2006-T24, Cl. AAB	5.533	10/12/2041	456,435	469,836
CSFB Mortgage Securities Corp., Ser. 2005-C5, Cl. AAB[2]	5.100	08/15/2038	639,709	655,083
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	545,861	591,971
FHLMC Gold Pool #A11823	5.000	08/01/2033	38,331	41,630
FHLMC Gold Pool #A16641	5.500	12/01/2033	40,102	43,634
FHLMC Gold Pool #A27124	6.000	10/01/2034	13,621	14,985
FHLMC Gold Pool #A40159	5.500	11/01/2035	11,974	12,999
FHLMC Gold Pool #A40754	6.500	12/01/2035	202,055	228,319
FHLMC Gold Pool #A41968	5.500	01/01/2036	62,625	67,985
FHLMC Gold Pool #A43870	6.500	03/01/2036	22,375	25,449
FHLMC Gold Pool #A44969	6.500	04/01/2036	601,073	676,750
FHLMC Gold Pool #A45624	5.500	06/01/2035	11,777	12,785
FHLMC Gold Pool #A51101	6.000	07/01/2036	40,402	44,030
FHLMC Gold Pool #A56247	6.000	01/01/2037	553,712	603,441
FHLMC Gold Pool #A56634	5.000	01/01/2037	129,264	139,096
FHLMC Gold Pool #A56829	5.000	01/01/2037	32,714	35,202
FHLMC Gold Pool #A57135	5.500	02/01/2037	317,499	342,988
FHLMC Gold Pool #A58278	5.000	03/01/2037	249,611	268,597
FHLMC Gold Pool #A58965	5.500	04/01/2037	190,935	206,263
FHLMC Gold Pool #A71576	6.500	01/01/2038	339,289	380,586
FHLMC Gold Pool #A91064	4.500	02/01/2040	476,444	511,268
FHLMC Gold Pool #A93990	4.000	09/01/2040	536,492	573,239
FHLMC Gold Pool #B12969	4.500	03/01/2019	42,205	44,986
FHLMC Gold Pool #B19462	5.000	07/01/2020	101,789	109,767
FHLMC Gold Pool #C01086	7.500	11/01/2030	23,133	28,271
FHLMC Gold Pool #C01271	6.500	12/01/2031	31,789	36,876
FHLMC Gold Pool #C01302	6.500	11/01/2031	8,142	9,445
FHLMC Gold Pool #C01676	6.000	11/01/2033	586,203	651,856
FHLMC Gold Pool #C03478	4.500	06/01/2040	450,840	485,484
FHLMC Gold Pool #C14364	6.500	09/01/2028	16,158	18,992
FHLMC Gold Pool #C14872	6.500	09/01/2028	1,745	2,052
FHLMC Gold Pool #C20300	6.500	01/01/2029	14,531	17,080
FHLMC Gold Pool #C28221	6.500	06/01/2029	5,719	6,696
FHLMC Gold Pool #C35377	7.000	01/01/2030	1,722	2,051
FHLMC Gold Pool #C41636	8.000	08/01/2030	2,470	3,054
FHLMC Gold Pool #C56017	6.500	03/01/2031	141,077	160,735
FHLMC Gold Pool #C61802	5.500	12/01/2031	81,577	88,866
FHLMC Gold Pool #C64936	6.500	03/01/2032	17,729	20,463
FHLMC Gold Pool #C68790	6.500	07/01/2032	57,607	66,490
FHLMC Gold Pool #C74741	6.000	12/01/2032	83,301	92,631
FHLMC Gold Pool #C79460	5.500	05/01/2033	28,763	31,296
FHLMC Gold Pool #C79886	6.000	05/01/2033	434,236	482,870
FHLMC Gold Pool #E00957	6.000	02/01/2016	7,561	8,078

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (92.4%) (continued)
Mortgage-Backed and Asset-Backed Securities (30.9%) (continued)
FHLMC Gold Pool #E01007	6.000%	08/01/2016	$6,861	$7,373
FHLMC Gold Pool #E01085	5.500	12/01/2016	12,530	13,415
FHLMC Gold Pool #E01136	5.500	03/01/2017	35,566	38,121
FHLMC Gold Pool #E01216	5.500	10/01/2017	36,124	38,866
FHLMC Gold Pool #E01378	5.000	05/01/2018	84,150	90,155
FHLMC Gold Pool #E02735	3.500	10/01/2025	422,181	443,958
FHLMC Gold Pool #E74118	5.500	01/01/2014	5,811	6,206
FHLMC Gold Pool #E77035	6.500	05/01/2014	5,110	5,292
FHLMC Gold Pool #E77962	6.500	07/01/2014	7,401	7,664
FHLMC Gold Pool #E78727	6.500	10/01/2014	339	351
FHLMC Gold Pool #E82543	6.500	03/01/2016	26,548	28,414
FHLMC Gold Pool #E85353	6.000	09/01/2016	18,627	19,892
FHLMC Gold Pool #E89823	5.500	05/01/2017	33,766	36,315
FHLMC Gold Pool #E91139	5.500	09/01/2017	133,342	143,408
FHLMC Gold Pool #E91646	5.500	10/01/2017	95,405	102,607
FHLMC Gold Pool #E92047	5.500	10/01/2017	54,487	58,600
FHLMC Gold Pool #E92196	5.500	11/01/2017	13,487	14,511
FHLMC Gold Pool #E95159	5.500	03/01/2018	84,677	91,069
FHLMC Gold Pool #E95734	5.000	03/01/2018	299,205	321,909
FHLMC Gold Pool #G01091	7.000	12/01/2029	14,461	17,225
FHLMC Gold Pool #G02060	6.500	01/01/2036	524,230	595,830
FHLMC Gold Pool #G08016	6.000	10/01/2034	689,988	759,072
FHLMC Gold Pool #G11753	5.000	08/01/2020	125,654	135,326
FHLMC Gold Pool #J01382	5.500	03/01/2021	238,271	257,152
FHLMC Gold Pool #J05930	5.500	03/01/2021	142,198	153,466
FNMA Pool #253798	6.000	05/01/2016	417	443
FNMA Pool #256883	6.000	09/01/2037	347,942	380,931
FNMA Pool #357269	5.500	09/01/2017	245,803	264,762
FNMA Pool #357637	6.000	11/01/2034	313,241	348,323
FNMA Pool #545929	6.500	08/01/2032	40,836	48,318
FNMA Pool #555591	5.500	07/01/2033	166,225	182,687
FNMA Pool #572020	6.000	04/01/2016	9,339	9,925
FNMA Pool #578974	6.000	05/01/2016	15,851	16,649
FNMA Pool #579170	6.000	04/01/2016	812	862
FNMA Pool #584953	7.500	06/01/2031	12,381	12,599
FNMA Pool #585097	6.000	05/01/2016	20,567	21,858
FNMA Pool #651220	6.500	07/01/2032	36,317	42,971
FNMA Pool #781776	6.000	10/01/2034	60,938	67,762
FNMA Pool #797509	4.500	03/01/2035	276,515	299,138
FNMA Pool #797536	4.500	04/01/2035	370,197	400,485
FNMA Pool #888120	5.000	10/01/2035	435,045	472,349
FNMA Pool #910446	6.500	01/01/2037	92,739	104,241
FNMA Pool #922224	5.500	12/01/2036	378,609	418,824
FNMA Pool #936760	5.500	06/01/2037	302,709	328,949
FNMA Pool #942956	6.000	09/01/2037	359,031	393,071
FNMA Pool #966587	5.500	01/01/2038	435,377	473,118
FNMA Pool #AA3263	5.000	02/01/2039	474,769	514,286
FNMA Pool #AB2155	4.000	01/01/2041	369,743	396,641
FNMA Pool #AB4295	3.500	01/01/2042	480,005	512,163
FNMA Pool #AB4490	3.000	02/01/2027	653,202	690,373
FNMA Pool #AC1607	4.500	08/01/2039	556,626	601,470
FNMA Pool #AD1662	5.000	03/01/2040	667,196	740,669
FNMA Pool #AD7078	4.500	06/01/2025	255,682	275,902
FNMA Pool #AE0216	4.000	08/01/2040	167,181	179,224
FNMA Pool #AE0949	4.000	02/01/2041	722,014	774,764
FNMA Pool #AE8406	3.500	11/01/2040	162,409	173,290
FNMA Pool #AH6920	4.500	04/01/2041	312,584	339,330
FNMA Pool #AI2408	4.000	05/01/2026	857,729	918,994
FNMA Pool #AI3402	5.000	05/01/2041	735,167	802,571
FNMA Pool #AI5868	4.500	07/01/2041	190,375	206,664
FNMA Pool #AJ6927	3.500	11/01/2041	209,876	223,936

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (92.4%) (continued)
Mortgage-Backed and Asset-Backed Securities (30.9%) (continued)
FNMA Pool #AJ9199	4.000%	01/01/2042	$796,224	$854,644
FNMA Pool #AK6980	2.500	03/01/2027	429,893	449,865
FNMA Pool #AO7151	3.000	08/01/2042	481,870	505,422
FNMA Pool #AP2658	3.500	08/01/2042	496,722	531,086
FNMA Pool #AQ1185	3.000	10/01/2042	988,581	1,036,898
FNMA Pool #MA0533	4.000	10/01/2040	571,401	613,147
FNMA Pool #MA0967	4.500	12/01/2041	859,387	932,920
FNMA Pool #MA1027	3.500	04/01/2042	218,513	233,630
FNMA Pool #MA1103	3.500	07/01/2042	469,467	501,946
GNMA Pool #443216	8.000	07/15/2027	10,910	12,722
GNMA Pool #457453	7.500	10/15/2027	5,601	5,847
GNMA Pool #479743	7.500	11/15/2030	15,589	18,987
GNMA Pool #511723	7.500	10/15/2030	10,600	10,947
GNMA Pool #511778	7.500	11/15/2030	46,888	57,434
GNMA Pool #540356	7.000	05/15/2031	41,323	49,255
GNMA Pool #542083	7.000	01/15/2031	7,340	7,987
GNMA Pool #552466	6.500	03/15/2032	41,204	48,406
GNMA Pool #574395	6.000	01/15/2032	280,403	317,232
GNMA Pool #577653	6.000	08/15/2032	35,909	40,491
GNMA Pool #585467	6.000	08/15/2032	104,601	118,339
GNMA Pool #591025	6.500	10/15/2032	34,195	39,466
GNMA Pool #717081	4.500	05/15/2039	928,800	1,021,139
GNMA Pool #718832	5.500	09/15/2039	427,884	471,599
GNMA Pool #719238	4.000	07/15/2040	1,260,254	1,391,668
GNMA Pool #721035	4.000	12/15/2039	87,885	96,720
GNMA Pool #723622	4.500	01/15/2040	191,310	211,166
GNMA Pool #728451	5.000	12/15/2039	326,239	362,445
GNMA Pool #729037	5.000	02/15/2040	585,442	644,011
GNMA Pool #737644	4.500	11/15/2040	416,790	464,609
GNMA Pool #738425	4.500	06/15/2041	258,260	282,805
GNMA Pool #738519	4.500	07/15/2041	175,820	192,530
GNMA Pool #760376	5.000	09/15/2041	89,757	97,923
GNMA Pool #762133	4.500	04/15/2041	248,924	272,583
GNMA Pool #773114	4.000	09/15/2041	229,755	252,205
GNMA Pool #778792	3.500	01/15/2042	230,805	251,005
GNMA Pool #779240	3.500	05/15/2042	243,670	264,996
GNMA Pool #782563	5.000	02/15/2039	218,067	237,907
GNMA Pool #796303	3.500	09/15/2042	499,205	542,896
GNMA Pool #AA2972	3.000	08/15/2042	494,472	526,395
GNMA Pool #AA7865	3.500	06/15/2042	247,557	269,223
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A1	3.290	03/25/2018	1,000,000	1,076,101
Morgan Stanley Capital I, Ser. 2006-IQ12, Cl. AAB	5.325	12/15/2043	505,843	517,358
Small Business Administration, Ser. 2006-10A, Cl. 1	5.524	03/10/2016	269,612	289,537
Small Business Administration Participation Certificates, Ser. 2006-20C, Cl. 1	5.570	03/01/2026	484,044	556,153
TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Cl. A3[2]	5.570	08/15/2039	322,966	341,442
Total mortgage-backed and asset-backed securities (cost: $42,252,057)				44,524,484
Corporate Obligations (22.7%)
Aerospace/Defense (0.8%)
Goodrich Corp., Sr. Unsec'd. Notes	6.290	07/01/2016	1,050,000	1,227,014
Banks (1.6%)
PNC Financial Services Group, Inc., Jr. Sub. Notes[2]	6.750	12/31/2049	1,000,000	1,135,740
Union Bank NA, Sub. Notes, MTN	5.950	05/11/2016	1,000,000	1,139,043
				2,274,783
Beverages (1.4%)
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	1.375	07/15/2017	1,000,000	1,010,530
PepsiCo, Inc., Sr. Unsec'd. Notes	1.250	08/13/2017	1,000,000	1,003,757
				2,014,287

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (92.4%) (continued)
Corporate Obligations (22.7%) (continued)
Biotechnology (1.5%)
Amgen, Inc., Sr. Unsec'd. Notes	2.125%	05/15/2017	$1,000,000	$1,035,941
Life Technologies Corp., Sr. Unsec'd. Notes	5.000	01/15/2021	1,000,000	1,126,913
				2,162,854
Chemicals (1.6%)
Dow Chemical Co. (The), Sr. Unsec'd. Notes	7.375	03/01/2023	1,000,000	1,259,769
Methanex Corp. (Canada), Sr. Unsec'd. Notes	3.250	12/15/2019	1,000,000	1,005,816
				2,265,585
Commercial Services (0.4%)
ERAC USA Finance LLC, Gtd. Notes, 144A1	3.300	10/15/2022	500,000	506,225
Computers (0.7%)
International Business Machines Corp., Sr. Unsec'd. Notes	1.250	02/06/2017	1,000,000	1,010,559
Diversified Financial Services (2.1%)
Ford Motor Credit Co. LLC, Sr. Unsec'd. Notes	4.207	04/15/2016	1,000,000	1,066,616
Textron Financial Corp., Jr. Sub. Notes, 144A1,2	6.000	02/15/2067	1,000,000	870,000
Unison Ground Lease Funding LLC, Notes, 144A1	9.522	04/15/2020	1,000,000	1,119,910
				3,056,526
Electric (3.1%)
CMS Energy Corp., Sr. Unsec'd. Notes	6.250	02/01/2020	1,000,000	1,167,914
Great Plains Energy, Inc., Sr. Unsec'd. Notes[2]	5.292	06/15/2022	1,000,000	1,123,759
Progress Energy, Inc., Sr. Unsec'd. Notes	4.875	12/01/2019	1,000,000	1,146,719
Puget Energy, Inc., Sr. Sec'd. Notes	6.000	09/01/2021	1,000,000	1,102,770
				4,541,162
Engineering & Construction (0.7%)
ABB Finance USA, Inc., Gtd. Notes	2.875	05/08/2022	1,000,000	1,023,841
Home Builders (0.8%)
Lennar Corp., Gtd. Notes	6.950	06/01/2018	1,000,000	1,117,500
Insurance (0.7%)
Metropolitan Life Global Funding I, Sr. Sec'd Notes, 144A1	2.000	01/09/2015	1,000,000	1,026,983
Media (0.7%)
Time Warner Cable, Inc., Gtd. Notes	4.500	09/15/2042	1,000,000	975,247
Miscellaneous Manufacturing (1.2%)
Eaton Corp., Gtd. Notes, 144A1	4.000	11/02/2032	1,000,000	1,028,511
GE Capital Trust I, Gtd. Notes[2]	6.375	11/15/2067	600,000	632,250
				1,660,761
Oil & Gas (2.0%)
Continental Resources, Inc., Gtd. Notes	5.000	09/15/2022	1,000,000	1,077,500
Occidental Petroleum Corp., Ser. 1, Sr. Unsec'd. Notes	4.100	02/01/2021	1,000,000	1,143,397
Union Pacific Resources Group, Inc., Sr. Unsec'd. Notes	7.050	05/15/2018	600,000	696,799
				2,917,696
Pipelines (0.7%)
Enterprise Products Operating LLC, Gtd. Notes	4.450	02/15/2043	1,000,000	1,012,507
Shipbuilding (0.7%)
Huntington Ingalls Industries, Inc., Gtd. Notes	6.875	03/15/2018	1,000,000	1,087,500
Telecommunications (2.0%)
AT&T, Inc., Sr. Unsec'd. Notes	2.625	12/01/2022	1,000,000	1,001,645
Verizon Communications, Gtd. Notes	6.940	04/15/2028	600,000	798,235
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	4.875	02/15/2022	1,000,000	1,022,500
				2,822,380
Total corporate obligations (cost: $31,119,461)				32,703,410
Total long-term notes and bonds (cost: $126,059,696)				133,236,215

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds (4.6%)
U.S. Government & Agency Obligations (4.6%)
Fannie Mae Discount Note	4.375%	07/17/2013	$1,000,000	$1,022,562
U.S. Treasury Notes	1.375	05/15/2013	500,000	502,324
U.S. Treasury Notes	0.375	06/30/2013	1,000,000	1,001,250
U.S. Treasury Notes	0.750	08/15/2013	1,000,000	1,003,750
U.S. Treasury Notes	0.125	08/31/2013	1,100,000	1,099,743
U.S. Treasury Notes	0.750	09/15/2013	1,000,000	1,004,180
U.S. Treasury Notes	0.500	10/15/2013	500,000	501,289
U.S. Treasury Notes	0.500	11/15/2013	500,000	501,386
Total U.S. government & agency obligations (cost: $6,609,463)				6,636,484
Mortgage-Backed and Asset-Backed Securities (0.0%)
FGLMC Collateral (0.0%)
FHLMC Gold Pool #E00543	6.000	04/01/2013	511	532
FHLMC Gold Pool #G10817	6.000	06/01/2013	573	580
FHLMC Gold Pool #E71048	6.000	07/01/2013	26	26
FHLMC Gold Pool #E00565	6.000	08/01/2013	959	972
Total mortgage-backed and asset-backed securities (cost: $2,070)				2,110
Total short-term notes and bonds (cost: $6,611,533)				6,638,594
			Shares
Money Market Mutual Fund (0.8%)
BlackRock Liquidity TempFund Portfolio, 0.13%[3]			1,240,000	1,240,000
Total money market mutual fund (cost: $1,240,000)				1,240,000
Total investments (99.2%) (cost: $135,910,764)				143,090,059
Other assets in excess of liabilities (0.8%)				1,139,815
Net assets (100.0%)				$144,229,874

The following abbreviations are used in the portfolio descriptions:

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

MTN – Medium Term Note

PLC – Public Limited Company

1  Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

2  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2012.

3  The rate shown reflects the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2012

Description	Shares	Value
Preferred Stock (0.6%)
Banks (0.3%)
SunTrust Banks, Inc.	40,000	$978,800
Diversified Financial Services (0.3%)
JPMorgan Chase Capital XXIX	39,000	996,450
Total preferred stocks (cost: $1,999,535)		1,975,250
Common Stocks (53.8%)
Aerospace & Defense (1.7%)
General Dynamics Corp.	27,900	1,932,633
Precision Castparts Corp.	17,800	3,371,676
		5,304,309
Agriculture (1.1%)
Archer-Daniels-Midland Co.	122,900	3,366,231
Apparel (2.2%)
Columbia Sportswear Co.	44,300	2,363,848
Wolverine World Wide, Inc.	117,250	4,804,905
		7,168,753
Auto Parts and Equipment (1.5%)
Magna International, Inc.	93,800	4,691,876
Banks (5.3%)
Bank of Hawaii Corp.	45,600	2,008,680
Bank of New York Mellon Corp. (The)	112,600	2,893,820
Citigroup, Inc.	23,252	919,849
JPMorgan Chase & Co.	68,440	3,009,307
Northern Trust Corp.	60,700	3,044,712
U.S. Bancorp	156,500	4,998,610
		16,874,978
Beverages (1.3%)
Coca-Cola Co. (The)	117,000	4,241,250
Biotechnology (1.7%)
Amgen, Inc.	62,600	5,403,632
Chemicals (0.3%)
Dow Chemical Co. (The)	30,100	972,832
Commercial Services (0.5%)
Robert Half International, Inc.	45,000	1,431,900
Diversified Financial Services (0.2%)
Investment Technology Group, Inc.[1]	80,400	723,600
Electronics (0.7%)
FLIR Systems, Inc.	99,000	2,208,690
Food (1.2%)
Fresh Del Monte Produce, Inc.	26,900	708,815
Sysco Corp.	99,100	3,137,506
		3,846,321
Healthcare Products (5.2%)
Baxter International, Inc.	76,600	5,106,156
Johnson & Johnson	58,200	4,079,820
Medtronic, Inc.	119,200	4,889,584
Zimmer Holdings, Inc.	38,200	2,546,412
		16,621,972
Insurance (0.4%)
Aegon NV	213,586	1,375,494
Description	Shares	Value
Iron/Steel (1.6%)
Nucor Corp.	116,500	$5,030,470
Machinery-Diversified (0.8%)
Cummins, Inc.	22,000	2,383,700
Mining (0.3%)
Alcoa, Inc.	95,200	826,336
Miscellaneous Manufacturing (4.9%)
Carlisle Cos., Inc.	78,600	4,618,536
Crane Co.	54,300	2,513,004
General Electric Co.	201,400	4,227,386
Illinois Tool Works, Inc.	72,200	4,390,482
		15,749,408
Oil & Gas (7.0%)
ConocoPhillips	78,600	4,558,014
Exxon Mobil Corp.	45,100	3,903,405
Phillips 66	39,300	2,086,830
Royal Dutch Shell PLC ADR	75,350	5,195,383
Tidewater, Inc.	90,950	4,063,646
Valero Energy Corp.	78,400	2,675,008
		22,482,286
Pharmaceuticals (3.8%)
McKesson Corp.	48,300	4,683,168
Merck & Co., Inc.	78,700	3,221,978
Pfizer, Inc.	164,600	4,128,168
		12,033,314
Retail (2.4%)
Bed Bath & Beyond, Inc.[1]	60,500	3,382,555
Home Depot, Inc. (The)	33,200	2,053,420
Kohl's Corp.	55,500	2,385,390
		7,821,365
Semiconductors (3.8%)
Applied Materials, Inc.	332,200	3,800,368
Intel Corp.	205,600	4,241,528
QUALCOMM, Inc.	31,200	1,935,024
Texas Instruments, Inc.	72,000	2,227,680
		12,204,600
Software (1.8%)
Adobe Systems, Inc.[1]	58,900	2,219,352
Autodesk, Inc.[1]	22,000	777,700
Oracle Corp.	80,900	2,695,588
		5,692,640
Telecommunications (1.3%)
Cisco Systems, Inc.	217,400	4,271,910
Toys/Games/Hobbies (0.9%)
Mattel, Inc.	79,700	2,918,614
Transportation (2.0%)
Norfolk Southern Corp.	50,400	3,116,736
Werner Enterprises, Inc.	157,500	3,413,025
		6,529,761
Total common stocks (cost: $141,307,028)		172,176,242

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (36.7%)
U.S. Government & Agency Obligations (15.9%)
Federal Farm Credit Bank	2.625%	04/17/2014	$1,000,000	$1,022,605
Federal Farm Credit Bank	1.850	04/20/2020	1,000,000	1,024,925
Federal Home Loan Banks	2.500	06/13/2014	1,000,000	1,032,589
Federal Home Loan Banks	4.875	09/08/2017	500,000	594,056
FHLMC	3.750	03/27/2019	750,000	866,938
FNMA	1.300	03/17/2014	1,000,000	1,012,063
U.S. Treasury Bonds	6.000	02/15/2026	400,000	578,812
U.S. Treasury Bonds	5.250	11/15/2028	300,000	414,469
U.S. Treasury Bonds	5.375	02/15/2031	325,000	463,937
U.S. Treasury Bonds	4.500	02/15/2036	250,000	329,023
U.S. Treasury Bonds	3.500	02/15/2039	600,000	678,281
U.S. Treasury Bonds	4.250	05/15/2039	300,000	382,734
U.S. Treasury Bonds	4.375	11/15/2039	550,000	715,516
U.S. Treasury Bonds	3.875	08/15/2040	100,000	120,188
U.S. Treasury Bonds	4.375	05/15/2041	550,000	716,547
U.S. Treasury Bonds	3.750	08/15/2041	500,000	587,656
U.S. Treasury Bonds	3.125	02/15/2042	500,000	522,813
U.S. Treasury Bonds	3.000	05/15/2042	1,000,000	1,018,750
U.S. Treasury Notes	4.000	02/15/2014	250,000	260,596
U.S. Treasury Notes	0.250	05/31/2014	1,000,000	1,000,469
U.S. Treasury Notes	2.250	05/31/2014	1,400,000	1,439,813
U.S. Treasury Notes	0.250	06/30/2014	1,500,000	1,500,587
U.S. Treasury Notes	0.250	08/31/2014	2,000,000	2,000,546
U.S. Treasury Notes	0.250	09/30/2014	2,000,000	2,000,468
U.S. Treasury Notes	0.500	10/15/2014	950,000	954,304
U.S. Treasury Notes	2.125	11/30/2014	200,000	207,094
U.S. Treasury Notes	2.500	03/31/2015	800,000	839,750
U.S. Treasury Notes	0.375	04/15/2015	1,000,000	1,001,797
U.S. Treasury Notes	0.250	05/15/2015	1,000,000	998,750
U.S. Treasury Notes	1.875	06/30/2015	700,000	727,125
U.S. Treasury Notes	1.750	07/31/2015	500,000	518,281
U.S. Treasury Notes	1.250	08/31/2015	1,000,000	1,024,297
U.S. Treasury Notes	0.250	09/15/2015	2,000,000	1,995,624
U.S. Treasury Notes	2.000	01/31/2016	500,000	524,726
U.S. Treasury Notes	2.125	02/29/2016	500,000	527,227
U.S. Treasury Notes	1.500	06/30/2016	500,000	518,281
U.S. Treasury Notes	3.250	07/31/2016	125,000	137,363
U.S. Treasury Notes	1.000	09/30/2016	600,000	611,437
U.S. Treasury Notes	1.000	10/31/2016	750,000	764,297
U.S. Treasury Notes	2.750	11/30/2016	1,200,000	1,303,500
U.S. Treasury Notes	4.625	02/15/2017	500,000	582,812
U.S. Treasury Notes	0.875	04/30/2017	1,500,000	1,518,399
U.S. Treasury Notes	3.125	04/30/2017	250,000	277,031
U.S. Treasury Notes	0.625	05/31/2017	1,500,000	1,502,343
U.S. Treasury Notes	0.750	06/30/2017	1,500,000	1,508,907
U.S. Treasury Notes	0.625	09/30/2017	1,300,000	1,297,664
U.S. Treasury Notes	1.875	10/31/2017	500,000	528,164
U.S. Treasury Notes	2.375	06/30/2018	700,000	758,625
U.S. Treasury Notes	1.750	10/31/2018	550,000	576,813
U.S. Treasury Notes	2.750	02/15/2019	1,000,000	1,107,266
U.S. Treasury Notes	3.125	05/15/2019	750,000	849,375
U.S. Treasury Notes	1.125	05/31/2019	1,000,000	1,006,328
U.S. Treasury Notes	1.000	09/30/2019	1,200,000	1,191,750
U.S. Treasury Notes	3.375	11/15/2019	600,000	689,860
U.S. Treasury Notes	2.625	08/15/2020	250,000	274,531
U.S. Treasury Notes	3.125	05/15/2021	1,300,000	1,474,179
U.S. Treasury Notes	2.125	08/15/2021	800,000	841,000
U.S. Treasury Notes	2.000	02/15/2022	1,000,000	1,034,141
U.S. Treasury Notes	1.750	05/15/2022	1,000,000	1,008,672
Total U.S. government & agency obligations (cost: $48,613,601)				50,966,094

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (36.7%) (continued)
Mortgage-Backed and Asset-Backed Securities (11.8%)
Avis Budget Rental Car Funding (AESOP) LLC, Ser. 2011-5A, Cl. A, 144A2	3.270%	02/20/2018	$1,000,000	$1,071,034
Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Cl. AAB	5.379	09/10/2047	318,382	334,584
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW13, Cl. A3	5.518	09/11/2041	705,000	729,592
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW14, Cl. A3	5.209	12/11/2038	400,000	401,924
Bear Stearns Commercial Mortgage Securities, Ser. 2006-T24, Cl. AAB	5.533	10/12/2041	373,446	384,411
CSFB Mortgage Securities Corp., Ser. 2005-C5, Cl. AAB[3]	5.100	08/15/2038	426,473	436,722
Federal Home Loan Banks	4.625	06/12/2015	1,000,000	1,102,038
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	545,861	591,971
FHLMC Gold Pool #A11823	5.000	08/01/2033	174,287	189,286
FHLMC Gold Pool #A14499	6.000	10/01/2033	37,150	41,311
FHLMC Gold Pool #A16641	5.500	12/01/2033	120,305	130,903
FHLMC Gold Pool #A42106	6.500	01/01/2036	160,954	181,601
FHLMC Gold Pool #A42908	6.000	02/01/2036	32,701	35,638
FHLMC Gold Pool #A51101	6.000	07/01/2036	53,199	57,977
FHLMC Gold Pool #A56247	6.000	01/01/2037	332,227	362,065
FHLMC Gold Pool #A58278	5.000	03/01/2037	128,985	138,796
FHLMC Gold Pool #A58965	5.500	04/01/2037	190,935	206,263
FHLMC Gold Pool #A71576	6.500	01/01/2038	167,113	187,453
FHLMC Gold Pool #A91064	4.500	02/01/2040	952,888	1,022,536
FHLMC Gold Pool #B12969	4.500	03/01/2019	126,616	134,957
FHLMC Gold Pool #B19462	5.000	07/01/2020	50,895	54,884
FHLMC Gold Pool #C01086	7.500	11/01/2030	5,029	6,146
FHLMC Gold Pool #C01271	6.500	12/01/2031	13,246	15,365
FHLMC Gold Pool #C01302	6.500	11/01/2031	4,790	5,556
FHLMC Gold Pool #C01676	6.000	11/01/2033	38,251	42,535
FHLMC Gold Pool #C03478	4.500	06/01/2040	901,681	970,968
FHLMC Gold Pool #C14872	6.500	09/01/2028	6,533	7,679
FHLMC Gold Pool #C20853	6.000	01/01/2029	116,341	128,438
FHLMC Gold Pool #C56017	6.500	03/01/2031	112,896	128,627
FHLMC Gold Pool #C61802	5.500	12/01/2031	19,384	21,116
FHLMC Gold Pool #C65255	6.500	03/01/2032	10,296	11,884
FHLMC Gold Pool #C68790	6.500	07/01/2032	19,202	22,163
FHLMC Gold Pool #C74741	6.000	12/01/2032	24,500	27,244
FHLMC Gold Pool #C79886	6.000	05/01/2033	126,069	140,188
FHLMC Gold Pool #E00878	6.500	07/01/2015	4,453	4,715
FHLMC Gold Pool #E01007	6.000	08/01/2016	6,861	7,373
FHLMC Gold Pool #E02735	3.500	10/01/2025	422,181	443,958
FHLMC Gold Pool #E77962	6.500	07/01/2014	2,775	2,874
FHLMC Gold Pool #E85353	6.000	09/01/2016	18,627	19,893
FHLMC Gold Pool #E95159	5.500	03/01/2018	31,754	34,151
FHLMC Gold Pool #E95734	5.000	03/01/2018	116,763	125,623
FHLMC Gold Pool #G01477	6.000	12/01/2032	144,352	160,569
FHLMC Gold Pool #G01727	6.000	08/01/2034	376,253	418,393
FHLMC Gold Pool #G02060	6.500	01/01/2036	314,538	357,498
FHLMC Gold Pool #G08016	6.000	10/01/2034	344,994	379,536
FHLMC Gold Pool #G08087	6.000	10/01/2035	82,259	90,084
FHLMC Gold Pool #G11753	5.000	08/01/2020	125,654	135,326
FHLMC Gold Pool #G18376	4.000	01/01/2026	339,107	358,612
FHLMC Gold Pool #J05930	5.500	03/01/2021	71,099	76,733
FNMA Pool #357269	5.500	09/01/2017	55,864	60,173
FNMA Pool #357637	6.000	11/01/2034	57,737	64,204
FNMA Pool #545929	6.500	08/01/2032	19,057	22,548
FNMA Pool #555591	5.500	07/01/2033	48,259	53,038
FNMA Pool #574922	6.000	04/01/2016	870	924
FNMA Pool #579170	6.000	04/01/2016	1,139	1,210
FNMA Pool #584953	7.500	06/01/2031	5,503	5,600

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (36.7%) (continued)
Mortgage-Backed and Asset-Backed Securities (11.8%) (continued)
FNMA Pool #651220	6.500%	07/01/2032	$7,263	$8,594
FNMA Pool #725793	5.500	09/01/2019	289,125	313,232
FNMA Pool #890258	3.000	12/01/2025	655,016	691,677
FNMA Pool #910446	6.500	01/01/2037	47,902	53,843
FNMA Pool #914468	5.500	04/01/2037	399,858	434,520
FNMA Pool #915258	5.500	04/01/2037	415,716	451,753
FNMA Pool #922224	5.500	12/01/2036	291,238	322,172
FNMA Pool #936760	5.500	06/01/2037	302,709	328,950
FNMA Pool #942956	6.000	09/01/2037	179,515	196,535
FNMA Pool #945882	6.000	08/01/2037	159,120	174,207
FNMA Pool #AA2238	4.000	05/01/2024	184,400	197,571
FNMA Pool #AA3263	5.000	02/01/2039	474,769	514,286
FNMA Pool #AB4295	3.500	01/01/2042	480,005	512,163
FNMA Pool #AB4490	3.000	02/01/2027	32,826	34,694
FNMA Pool #AC8326	5.000	07/01/2040	743,576	809,195
FNMA Pool #AD0311	5.000	05/01/2038	717,514	779,937
FNMA Pool #AD1662	5.000	03/01/2040	667,196	740,669
FNMA Pool #AD7078	4.500	06/01/2025	255,682	275,902
FNMA Pool #AE0216	4.000	08/01/2040	167,181	179,224
FNMA Pool #AE0949	4.000	02/01/2041	722,014	774,764
FNMA Pool #AE2575	4.000	09/01/2040	541,578	581,145
FNMA Pool #AH5013	4.500	02/01/2041	485,730	546,417
FNMA Pool #AH6228	4.500	03/01/2041	560,008	629,975
FNMA Pool #AH8003	3.500	03/01/2041	174,543	186,237
FNMA Pool #AH9170	4.500	05/01/2041	654,082	712,501
FNMA Pool #AI5868	4.500	07/01/2041	190,375	206,664
FNMA Pool #AJ1954	4.000	10/01/2041	335,489	360,104
FNMA Pool #AJ6927	3.500	11/01/2041	209,876	223,936
FNMA Pool #AJ7717	3.000	12/01/2026	230,763	243,750
FNMA Pool #AK0685	4.000	01/01/2042	456,036	492,326
FNMA Pool #AK6980	2.500	03/01/2027	429,893	449,865
FNMA Pool #AO7151	3.000	08/01/2042	481,870	505,422
FNMA Pool #AP2658	3.500	08/01/2042	496,722	531,086
FNMA Pool #AQ1185	3.000	10/01/2042	494,290	518,449
FNMA Pool #MA0699	4.000	04/01/2041	398,597	427,718
FNMA Pool #MA1027	3.500	04/01/2042	218,513	233,630
FNMA Pool #MA1103	3.500	07/01/2042	469,467	501,946
GNMA CMO, Ser. 2010-22, Cl. AD	3.633	10/16/2039	1,000,000	1,059,291
GNMA Pool #424578	6.500	04/15/2026	60,193	70,221
GNMA Pool #431962	6.500	05/15/2026	6,563	7,656
GNMA Pool #436741	7.500	01/15/2027	10,740	12,888
GNMA Pool #443216	8.000	07/15/2027	5,707	6,655
GNMA Pool #479743	7.500	11/15/2030	15,589	18,987
GNMA Pool #511778	7.500	11/15/2030	18,347	22,474
GNMA Pool #515965	4.000	11/15/2041	422,086	463,330
GNMA Pool #542083	7.000	01/15/2031	36,700	39,936
GNMA Pool #552466	6.500	03/15/2032	19,229	22,589
GNMA Pool #555179	7.000	12/15/2031	7,289	8,688
GNMA Pool #574395	6.000	01/15/2032	27,491	31,102
GNMA Pool #690843	5.000	05/15/2038	258,369	281,876
GNMA Pool #718832	5.500	09/15/2039	341,028	375,870
GNMA Pool #727811	4.500	07/15/2040	807,856	891,706
GNMA Pool #729037	5.000	02/15/2040	585,442	644,011
GNMA Pool #737644	4.500	11/15/2040	416,790	464,609
GNMA Pool #738425	4.500	06/15/2041	129,130	141,403
GNMA Pool #739222	4.000	07/15/2040	322,174	355,768
GNMA Pool #741125	4.000	07/15/2040	49,701	54,884
GNMA Pool #741151	4.500	09/15/2040	287,682	317,541
GNMA Pool #741682	4.000	07/15/2041	233,499	256,315
GNMA Pool #741872	4.000	05/15/2040	335,950	370,982
GNMA Pool #762133	4.500	04/15/2041	248,924	272,583

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (36.7%) (continued)
Mortgage-Backed and Asset-Backed Securities (11.8%) (continued)
GNMA Pool #778792	3.500%	01/15/2042	$230,805	$251,005
GNMA Pool #782563	5.000	02/15/2039	218,067	237,907
GNMA Pool #796303	3.500	09/15/2042	499,205	542,896
GNMA Pool #AA2972	3.000	08/15/2042	494,472	526,395
GNMA Pool #AA7865	3.500	06/15/2042	247,557	269,223
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A2	3.290	03/25/2018	1,000,000	1,076,101
Morgan Stanley Capital I, Ser. 2006-IQ12, Cl. AAB	5.325	12/15/2043	272,377	278,578
Small Business Administration, Ser. 2006-10A, Cl. 1	5.524	03/10/2016	134,806	144,768
Small Business Administration Participation Certificates, Ser. 2006-20C, Cl. 1	5.570	03/01/2026	242,022	278,077
TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Cl. A3[3]	5.565	08/15/2039	599,795	634,107
Total mortgage-backed and asset-backed securities (cost: $35,975,697)				37,722,371
Corporate Obligations (8.9%)
Aerospace & Defense (0.7%)
Goodrich Corp., Sr. Unsec'd. Notes	6.290	07/01/2016	1,050,000	1,227,014
Lockheed Martin Corp., Sr. Unsec'd. Notes	3.350	09/15/2021	1,000,000	1,056,756
				2,283,770
Banks (0.7%)
Citigroup, Inc., Sr. Unsec'd. Notes	4.750	05/19/2015	2,000	2,156
PNC Financial Services Group, Inc., Jr. Sub. Notes[3]	6.750	12/31/2049	1,000,000	1,135,740
Union Bank NA, Sub. Notes, MTN	5.950	05/11/2016	1,000,000	1,139,043
				2,276,939
Biotechnology (0.7%)
Amgen, Inc., Sr. Unsec'd. Notes	2.125	05/15/2017	1,000,000	1,035,941
Life Technologies Corp., Sr. Unsec'd. Notes	5.000	01/15/2021	1,000,000	1,126,913
				2,162,854
Chemicals (0.6%)
Dow Chemical Co. (The), Sr. Unsec'd. Notes	4.375	11/15/2042	1,000,000	993,514
Methanex Corp. (Canada), Sr. Unsec'd. Notes	3.250	12/15/2019	1,000,000	1,005,816
				1,999,330
Commercial Services (0.2%)
Erac USA Finance LLC, Gtd. Notes, 144A2	3.300	10/15/2022	500,000	506,225
Diversified Financial Services (1.0%)
Ford Motor Credit Co. LLC, Sr. Unsec'd. Notes	4.207	04/15/2016	1,000,000	1,066,616
Textron Financial Corp., Jr. Sub. Notes, 144A2,3	6.000	02/15/2067	1,000,000	870,000
Unison Ground Lease Funding LLC, Notes, 144A2	9.522	04/15/2020	1,000,000	1,119,910
				3,056,526
Electric (1.4%)
CMS Energy Corp., Sr. Unsec'd. Notes	6.250	02/01/2020	1,000,000	1,167,914
Great Plains Energy, Inc., Sr. Unsec'd. Notes[3]	5.292	06/15/2022	1,000,000	1,123,759
Progress Energy, Inc., Sr. Unsec'd. Notes	4.875	12/01/2019	1,000,000	1,146,719
Puget Energy, Inc., Sr. Sec'd. Notes	6.000	09/01/2021	1,000,000	1,102,770
				4,541,162
Engineering & Construction (0.3%)
ABB Finance USA, Inc., Gtd. Notes	2.875	05/08/2022	1,000,000	1,023,841
Healthcare Products (0.1%)
Hospira, Inc., Sr. Unsec'd. Notes	5.900	06/15/2014	300,000	320,651
Home Builders (0.4%)
Lennar Corp., Gtd. Notes	6.950	06/01/2018	1,000,000	1,117,500
Insurance (0.3%)
Metropolitan Life Global Funding I, Sr. Sec'd. Notes, 144A2	2.000	01/09/2015	1,000,000	1,026,983
Media (0.3%)
Time Warner Cable, Inc., Gtd. Notes	4.500	09/15/2042	1,000,000	975,247

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2012

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (36.7%) (continued)
Corporate Obligations (8.9%) (continued)
Miscellaneous Manufacturing (0.5%)
Eaton Corp., Gtd. Notes, 144A2	4.000%	11/02/2032	$1,000,000	$1,028,511
GE Capital Trust I, Gtd. Notes[3]	6.375	11/15/2067	400,000	421,500
				1,450,011
Oil & Gas (0.4%)
Continental Resources, Inc., Gtd. Notes	5.000	09/15/2022	1,000,000	1,077,500
Union Pacific Resources Group, Inc., Sr. Unsec'd. Notes	7.050	05/15/2018	250,000	290,333
				1,367,833
Pipelines (0.3%)
Enterprise Products Operating LLC, Gtd. Notes	4.450	02/15/2043	1,000,000	1,012,507
Shipbuilding (0.3%)
Huntington Ingalls Industries, Inc., Gtd. Notes	6.875	03/15/2018	900,000	978,750
Telecommunications (0.8%)
AT&T, Inc., Sr. Unsec'd. Notes	2.625	12/01/2022	1,000,000	1,001,645
Verizon Communications, Gtd. Notes	6.940	04/15/2028	350,000	465,637
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	4.875	02/15/2022	1,000,000	1,022,500
				2,489,782
Total corporate obligations (cost: $27,210,759)				28,589,911
Total long-term notes and bonds (cost: $111,800,057)				117,278,376
Short-Term Notes and Bonds (0.6%)
U.S. Government & Agency Obligations (0.6%)
Fannie Mae Discount Note	4.000	04/15/2013	380,000	384,216
U.S. Treasury Notes	0.250	10/31/2013	800,000	800,500
U.S. Treasury Notes	0.500	11/15/2013	750,000	752,080
Total U.S. government & agency obligations (cost: $1,929,377)				1,936,796
Mortgage-Backed and Asset-Backed Securities (0.0%)
FHLMC Gold Pool #E00543	6.000	04/01/2013	344	358
Total mortgage-backed and asset-backed securities (cost: $344)				358
Total short-term notes and bonds (cost: $1,929,721)				1,937,154
			Shares
Exchange-Traded Funds (3.5%)
iShares Russell Midcap Growth Index Fund			59,200	3,717,760
iShares S&P 500 Growth Index Fund			47,800	3,620,372
iShares S&P Midcap 400 Growth Index Fund			27,000	3,089,070
iShares S&P Smallcap 600 Growth Index Fund			10,700	899,228
Total Exchange-Traded Funds (cost: $7,159,297)				11,326,430
Money Market Mutual Fund (2.8%)
BlackRock Liquidity TempFund Portfolio, 0.13%[4]			8,985,000	8,985,000
Total money market mutual fund (cost: $8,985,000)				8,985,000
Mutual Fund (1.7%)
Vanguard Growth Index Fund			159,200	5,401,656
Total mutual funds (cost: $5,030,720)				5,401,656
Total investments (99.7%) (cost: $278,211,358)				319,080,108
Other assets in excess of liabilities (0.3%)				819,365
Net assets (100.0%)				$319,899,473

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2012

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

MTN – Medium Term Note

PLC – Public Limited Company

1  Non-Income producing securities.

2  Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

3  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2012.

4  The rate shown reflects the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2012

Description	Shares	Value
Common Stocks (93.3%)
Aerospace & Defense (3.6%)
General Dynamics Corp.	950	$65,807
Precision Castparts Corp.	600	113,652
		179,459
Agriculture (1.9%)
Archer-Daniels-Midland Co.	3,500	95,865
Apparel (3.6%)
Columbia Sportswear Co.	1,200	64,032
Wolverine World Wide, Inc.	2,800	114,744
		178,776
Banks (10.1%)
Bank of Hawaii Corp.	1,900	83,695
Bank of New York Mellon Corp. (The)	2,300	59,110
JPMorgan Chase & Co.	2,650	116,520
Northern Trust Corp.	2,100	105,336
U.S. Bancorp	4,400	140,536
		505,197
Beverages (2.9%)
Coca-Cola Co. (The)	4,000	145,000
Biotechnology (2.8%)
Amgen, Inc.	1,600	138,112
Chemicals (1.3%)
Dow Chemical Co. (The)	2,100	67,872
Commercial Services (0.8%)
Robert Half International, Inc.	1,300	41,366
Diversified Financial Services (0.8%)
Investment Technology Group, Inc.[1]	4,300	38,700
Electronics (1.6%)
FLIR Systems, Inc.	3,700	82,547
Food (3.7%)
Fresh Del Monte Produce, Inc.	3,800	100,130
Sysco Corp.	2,600	82,316
		182,446
Healthcare Products (8.1%)
Baxter International, Inc.	2,200	146,652
Medtronic, Inc.	3,400	139,468
Zimmer Holdings, Inc.	1,800	119,988
		406,108
Insurance (0.9%)
Aegon NV	6,877	44,288
Iron/Steel (2.7%)
Nucor Corp.	3,100	133,858
Machinery-Diversified (1.5%)
Cummins, Inc.	700	75,845
Mining (0.5%)
Alcoa, Inc.	2,600	22,568
Miscellaneous Manufacturing (9.7%)
Carlisle Cos., Inc.	2,450	143,962
Crane Co.	1,900	87,932
General Electric Co.	5,800	121,742
Illinois Tool Works, Inc.	2,150	130,742
		484,378
Description	Shares	Value
Oil & Gas (11.3%)
ConocoPhillips	2,000	$115,980
Exxon Mobil Corp.	1,800	155,790
Phillips 66	1,000	53,100
Royal Dutch Shell PLC ADR	1,700	117,215
Tidewater, Inc.	2,200	98,296
Valero Energy Corp.	700	23,884
		564,265
Pharmaceuticals (2.9%)
McKesson Corp.	1,500	145,440
Retail (4.5%)
Bed Bath & Beyond, Inc.[1]	1,400	78,274
Home Depot, Inc. (The)	1,200	74,220
Kohl's Corp.	1,700	73,066
		225,560
Semiconductors (7.9%)
Applied Materials, Inc.	10,000	114,400
Intel Corp.	5,200	107,276
QUALCOMM, Inc.	800	49,616
Texas Instruments, Inc.	4,000	123,760
		395,052
Software (3.6%)
Adobe Systems, Inc.[1]	1,500	56,520
Autodesk, Inc.[1]	1,100	38,885
Oracle Corp.	2,500	83,300
		178,705
Telecommunications (1.8%)
Cisco Systems, Inc.	4,650	91,372
Toys/Games/Hobbies (1.7%)
Mattel, Inc.	2,350	86,057
Transportation (3.1%)
Norfolk Southern Corp.	1,400	86,576
Werner Enterprises, Inc.	3,100	67,177
		153,753
Total common stocks (cost: $4,055,188)		4,662,589

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO (continued)

December 31, 2012

Description	Shares	Value
Money Market Mutual Fund (4.0%)
BlackRock Liquidity TempFund Portfolio, 0.13%[2]	200,000	$200,000
Total money market mutual fund (cost: $200,000)		200,000
Total investments (97.3%) (cost: $4,255,188)		4,862,589
Other assets in excess of liabilities (2.7%)		135,046
Net assets (100.0%)		$4,997,635

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

PLC – Public Limited Company

1  Non-Income producing securities.

2  The rate shown reflects the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Summary of Significant Accounting Policies

The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio, hereinafter, referred to as the Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company(R) (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

Class O and Advisor Class Shares

The Fund issues Class O shares and Advisor Class shares of common stock relating to the same investment portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid by Advisor Class shares pursuant to the 12b-1distribution plan.

Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumption based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities. As of December 31, 2012, the volume and level of activity for asset and liability valuation was orderly and has not decreased, therefore increased analysis and judgment was not required to estimate fair value. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Advisor pursuant to procedures established by and under supervision of the Board of Directors.

The following is a description of the valuation techniques applied to the major categories of assets measured at fair value:

Equity Securities (Preferred and Common Stock) – Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price ("NOCP"). To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mortgage-Backed and Asset-Backed Securities – The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the security, establishes a benchmark yield, and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, these values would be categorized in level 2 of the fair value hierarchy; otherwise they would be categorized as level 3.

Corporate Obligations – Corporate obligations for which representative market quotes are readily available are valued at the latest bid price or the mean of the latest bid and ask price. Certain corporate obligations may be priced using a matrix price as provided by a pricing vendor. While all corporate obligations are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in level 3.

Mutual Funds – Investments in mutual funds, including exchange-traded funds and money market funds are valued at the mutual fund's closing net asset value per share on the day of the valuation and are classified under level 1 of the fair value hierarchy.

U.S. Government and Agency Obligations – U.S. Government and Agency obligations are valued at the latest bid price. Certain obligations may be valued using dealer quotations. U.S. Government and Agency obligations are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Fixed Income Securities – Short-term fixed income securities, with a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. These securities are listed under level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Portfolio's assets carried at fair value:

	Value Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$220,712,598	$–	$–	$220,712,598
Commercial Paper	–	5,999,825	–	5,999,825
Exchange-Traded Funds	10,504,388	–	–	10,504,388
Money Market Mutual Fund	8,460,000	–	–	8,460,000
Total	$239,676,986	$5,999,825	$–	$245,676,811

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

It is the Value Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2012, there have been no changes in the valuation methodologies and the Value Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

	Money Market Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
U.S. Government and Agency Obligations	$–	$14,898,789	$–	$14,898,789
Commercial Paper	–	129,794,748	–	129,794,748
Money Market Mutual Fund	6,850,000	–	–	6,850,000
Total	$6,850,000	$144,693,537	$–	$151,543,537

All securities within the Money Market Portfolio, excluding Money Market Mutual Funds, are valued at amortized cost.

It is the Money Market Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2012, there have been no changes in the valuation methodologies and the Money Market Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

	Investment Grade Bond Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Preferred Stocks	$1,975,250	$–	$–	$1,975,250
U.S. Government and Agency Obligations	–	62,644,805	–	62,644,805
Mortgage-Backed and Asset-Backed Securities	–	44,526,594	–	44,526,594
Corporate Obligations	–	32,703,410	–	32,703,410
Money Market Mutual Fund	1,240,000	–	–	1,240,000
Total	$3,215,250	$139,874,809	$–	$143,090,059

It is the Investment Grade Bond Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2012, there have been no changes in the valuation methodologies and the Investment Grade Bond Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

	Asset Director Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Preferred Stocks	$1,975,250	$–	$–	$1,975,250
Common Stocks	172,176,242	–	–	172,176,242
U.S. Government and Agency Obligations	–	52,902,890	–	52,902,890
Mortgage-Backed and Asset-Backed Securities	–	37,722,729	–	37,722,729
Corporate Obligations	–	28,589,911	–	28,589,911
Exchange-Traded Funds	11,326,430	–	–	11,326,430
Money Market Mutual Fund	8,985,000	–	–	8,985,000
Mutual Fund	5,401,656	–	–	5,401,656
Total	$199,864,578	$119,215,530	$–	$319,080,108

It is the Asset Director Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2012, there have been no changes in the valuation methodologies and the Asset Director Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

	Socially Responsive Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$4,662,589	$–	$–	$4,662,589
Money Market Mutual Fund	200,000	–	–	200,000
Total	$4,862,589	$–	$–	$4,862,589

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

It is the Socially Responsive Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2012, there have been no changes in the valuation methodologies and the Socially Responsive Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The Funds' Board of Directors has the primary responsibility for fair value measurements and has delegated the responsibility of the daily valuation process to the fund accountant and the advisor. The fund accountant, pursuant to the valuation policies and procedures adopted by the Board of Directors, is responsible for obtaining prices, testing valuation, and evaluating the integrity of the routine pricing process. The fund accountant is aided in its efforts by the advisors, which are responsible for establishing the criteria for determining fair value of investments when prices are not readily available and communicating such information to the fund accountant. When determining the reliability of independent pricing services for investments owned by the Funds, the fund accountant, in conjunction with the investment advisor, conducts due diligence reviews of the pricing process, including methodology, and monitors the quality of security prices received through various testing reports.

The categorization of the fair value measurements of investments priced by independent pricing services was based upon judgment of the inputs and methodologies used by the independent pricing services to value different asset classes. The Fund categorizes such fair value measurements based upon asset classes and the underlying observable or unobservable inputs used to value such investments.

1  Refer to Schedule of Investments for industry classifications.

Money Market Portfolio

The Money Market Portfolio securities are valued at amortized cost. The Portfolio's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) is responsible for reviewing this method of valuation to ensure that the Portfolio's securities are reflected at their fair value.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses are determined on a first-in first-out accounting basis. Discounts and premiums on securities purchased are amortized using the level yield scientific method over the life of the respective securities.

Income and Expense

Dividend income is recorded on the ex-dividend date, and interest income is accrued daily from settlement date. Portfolio expenses are recorded on an accrual basis and are allocated among the portfolios and share classes based on relative net assets or another appropriate allocation method. However, distribution fees are charged only to Advisor Class shares.

Taxes

Each Portfolio intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. Each Portfolio's policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

Dividend and Capital Gain Distributions

For the Money Market Portfolio, dividends from net investment income are accrued daily and paid monthly. Also, if applicable, capital gain distributions are declared and paid annually. For all other Portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Related Party Transactions

On March 31, 2006, AUL purchased 350,000 shares of the Socially Responsive Portfolio for $3,500,000. The purchase was split evenly between the Class O and Advisor Class shares of the Portfolio (175,000 shares of Class O and 175,000 shares of the Advisor Class). As of December 31, 2012, AUL's investment at value in the Socially Responsive Portfolio Class O shares and Advisor Class shares is $1,830,602 and $1,793,548, respectively, representing 73% of the Portfolio.

The Fund has an investment advisory agreement with AUL to act as its investment advisor. Under the Investment Advisory Agreement, the Investment Advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value	0.50%
Money Market	0.40%
Investment Grade Bond	0.50%
Asset Director	0.50%
Socially Responsive	0.70%

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Related Party Transactions (continued)

Effective January 1, 2013, OneAmerica Asset Management, LLC ("OAM") succeeded AUL in the provision of investment advisory services to the Fund. By way of an inter-company agreement, the advisory services provided by OAM are performed by the same individuals that performed the services on behalf of AUL.

For Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio, AUL has contractually agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% (1.3% for the Advisor Class) of the average daily net assets of the respective portfolios during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. Additionally, the total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction. Through December 31, 2012, no such expenses have been waived or recouped.

For the Money Market Portfolio, AUL has voluntarily agreed to provide an expense reimbursement to the Portfolio to prevent the 1-day yield (excluding gains/losses) from falling below 0.0%. For the year ended December 31, 2012, AUL reimbursed the Portfolio $788,101 as a result of this voluntary agreement. AUL will not recoup any of this expense reimbursement.

For the Socially Responsive Portfolio, AUL has contractually agreed that its fees may be reduced and other expenses reimbursed if the aggregate expenses of the Portfolio exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1.2% (1.5% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction.

Year Waived	Amount Waived	Final Recoupment Year
2010	$85,384	2013
2011	$25,336	2014
2012	$23,561	2015

As of December 31, 2012, $65,448 in waived fees is due from AUL for the applicable portfolios. Other than the Socially Responsive Portfolio, AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred for the year ended December 31, 2012 were $4,280,504 for all portfolios.

The Fund has agreed to pay OneAmerica Securities, Inc., a wholly owned subsidiary of AUL, a plan fee as prescribed by Rule 12b-1 under the 1940 Act. The plan fee is used by AUL for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2012 for all portfolios were $436,781.

3.  Other Service Agreements

The Fund has agreements with The BNY Mellon Asset Servicing (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant. The Fund has an agreement with BNY Mellon Performance and Risk Analytics, LLC. (BNYM) whereby BNYM performs the stress testing of the Money Market Portfolio. The Fund has an agreement with U.S. Bancorp Fund Services, LLC. (USBFS) whereby USBFS serves as the Fund's transfer agent.

Distribution and Servicing (12b-1) Plan

Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"), the Fund pays insurance companies, broker-dealers, banks, plan sponsors and recordkeepers, and other financial institutions ("Authorized Firms") an aggregate fee in an amount not to exceed on an annual basis 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with an Authorized Firm.

4.  Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the period ended December 31, 2012 were:

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Common Stock:
Purchases	$19,987,398	$–	$–	$12,815,161	$270,380
Proceeds from sales	45,857,467	–	–	42,837,357	667,960
Corporate Bonds:
Purchases	–	–	36,288,198	32,847,208	–
Proceeds from sales and maturities	–	–	40,102,359	33,838,690	–
Government Bonds:
Purchases	–	–	36,815,838	40,311,364	–
Proceeds from sales and maturities	–	–	35,240,759	25,062,305	–
Municipal Bonds:
Purchases	–	–	–	–	–
Proceeds from sales	–	–	1,586,412	786,563	–
Preferred Stock:
Purchases	–	–	1,000,000	1,000,000	–
Proceeds from sales	–	–	–	–	–

Common stock activity includes mutual fund trades.

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Authorized Capital Shares

The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 8,000,000 unallocated shares. The remaining shares are allocated to each of the Fund's portfolios as follows:

Value Portfolio – Class O	25,000,000
Value Portfolio – Advisor Class	12,000,000
Money Market Portfolio – Class O	400,000,000
Money Market Portfolio – Advisor Class	80,000,000
Investment Grade Bond Portfolio – Class O	25,000,000
Investment Grade Bond Portfolio – Advisor Class	12,000,000
Asset Director Portfolio – Class O	36,000,000
Asset Director Portfolio – Advisor Class	12,000,000
Socially Responsive Portfolio – Class O	5,000,000
Socially Responsive Portfolio – Advisor Class	5,000,000
612,000,000

6.  Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for tax purposes at December 31, 2012, is:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value	$206,996,285	$54,535,178	$(15,854,652)	$38,680,526
Money Market	151,543,537	–	–	–
Investment Grade Bond	135,915,770	7,362,064	(187,775)	7,174,289
Asset Director	278,218,201	51,167,556	(10,305,649)	40,861,907
Socially Responsive	4,271,871	941,443	(350,725)	590,718

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses in wash sales and the realization for tax purposes of income on certain distressed securities.

7.  Shareholders

Shareholders, shares outstanding and percentage owned at December 31, 2012, are:

	Value Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	2,881,258	28.5%	356,132	30.1%
AUL Group Retirement Annuity Separate Account II	2,580,151	25.5%	825,720	69.9%
AUL Pooled Separate Accounts	2,603,139	25.8%	–	–
AUL American Individual Unit Trust	271,443	2.7%	–	–
AUL American Individual Variable Annuity Unit Trust	1,387,121	13.7%	–	–
AUL American Individual Variable Life Unit Trust	386,030	3.8%	–	–
	10,109,142	100.0%	1,181,852	100.0%
	Money Market Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	19,984,835	16.2%	6,441,452	22.3%
AUL Group Retirement Annuity Separate Account II	71,168,076	57.7%	22,382,953	77.7%
AUL Pooled Separate Accounts	536,693	0.5%	–	–
AUL American Individual Unit Trust	2,247,634	1.8%	–	–
AUL American Individual Variable Annuity Unit Trust	24,710,492	20.0%	–	–
AUL American Individual Variable Life Unit Trust	4,696,625	3.8%	–	–
	123,344,355	100.0%	28,824,405	100.0%

NOTES TO FINANCIAL STATEMENTS (continued)

7.  Shareholders (continued)

	Investment Grade Bond Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	2,089,134	17.7%	345,995	45.8%
AUL Group Retirement Annuity Separate Account II	3,669,734	31.1%	409,124	54.2%
AUL Pooled Separate Accounts	1,707,574	14.5%	–	–
AUL American Individual Unit Trust	166,358	1.4%	–	–
AUL American Individual Variable Annuity Unit Trust	3,672,255	31.1%	–	–
AUL American Individual Variable Life Unit Trust	494,487	4.2%	–	–
	11,799,542	100.0%	755,119	100.0%
	Asset Director Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	5,106,002	38.2%	1,299,685	29.8%
AUL Group Retirement Annuity Separate Account II	6,284,959	47.1%	3,062,222	70.2%
AUL American Individual Unit Trust	205,863	1.5%	–	–
AUL American Individual Variable Annuity Unit Trust	1,333,669	10.0%	–	–
AUL American Individual Variable Life Unit Trust	425,957	3.2%	–	–
	13,356,450	100.0%	4,361,907	100.0%
	Socially Responsive Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL	189,288	71.1%	185,476	74.1%
AUL American Unit Trust	44,842	16.8%	58,630	23.4%
AUL Group Retirement Annuity Separate Account II	32,214	12.1%	6,321	2.5%
	266,344	100.0%	250,427	100.0%

8.  Federal Tax Information

The tax components of dividends paid for the years ended December 31, 2012 and December 31, 2011 were as follows:

	Value		Money Market
	12/31/12	12/31/11	12/31/12	12/31/11
Ordinary income	$4,523,868	$3,803,654	$–	$40
Long-term capital gains	–	–	127	63
Return of Capital	773	–	–	–
	Investment Grade Bond		Asset Director
	12/31/12	12/31/11	12/31/12	12/31/11
Ordinary income	$4,556,217	$5,501,856	$7,224,463	$6,416,272
Long-term capital gains	2,376,287	1,223,669	1,478,373	6,455,448
	Socially Responsive
	12/31/12	12/31/11
Ordinary income	$47,929	$33,757
Long-term capital gains	–	–

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Undistributed ordinary income	$–	$–	$–	$94,653	$10
Undistributed long-term gain	–	61	108,456	–	–

Undistributed ordinary income amounts include distributions from short-term capital gains.

NOTES TO FINANCIAL STATEMENTS (continued)

8.  Federal Tax Information (continued)

For the year ended December 31, 2012, the reclassification arising from book/tax differences resulted in increases/decreases that were primarily due to return of capital or principal paydown adjustments to the components of net assets were as follows:

	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Paid in Capital
Value Portfolio	$773	$–	$(773)
Investment Grade Bond Portfolio	381,394	(381,394)	–
Asset Director Portfolio	314,479	(314,479)	–

For federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 2012 which are available to offset future capital gains, if any, to the extent allowed by the Internal Revenue Code. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 ("post-enactment losses") for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

	Capital Loss Carryforward	Expiration	Character
Value Portfolio	$6,294,000	2017	Short-term
Value Portfolio	2,383,485	Unlimited	Long-term
Socially Responsive Portfolio	108,794	2016	Short-term
Socially Responsive Portfolio	182,856	2017	Short-term
Socially Responsive Portfolio	136,031	2018	Short-term
Socially Responsive Portfolio	268,850	Unlimited	Long-term

The Fund has no Internal Revenue Service or state examinations in progress and none are expected at this time.

Management of the Fund has reviewed all open tax years (2009-2012) of major jurisdictions and concluded that there are no significant uncertainties that would impact the Fund's net assets or results of operations. There is no significant tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

9.  Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

10.  Risks and Contingencies

The Fund may invest in mortgage related and other asset-backed securities. These securities include mortgage pass-through securities ("MBS"), collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities ("CMBS"), CMO residuals, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund have unsettled or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and fixed income securities.

NOTES TO FINANCIAL STATEMENTS (continued)

11.  New and Recently Adopted Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board ("FASB") issued authoritative guidance which clarifies or updates requirements for measuring fair value and for disclosing information about fair value measurements. The guidance primarily clarifies existing fair value measurement guidance and requires several new disclosures. The effective date is for interim and annual periods beginning after December 15, 2011. The adoption of this guidance expanded required disclosures, but did not have any impact on the Statements of Assets and Liabilities or the Statements of Operations.

In December 2011, the FASB issued guidance that enhances current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financials instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds do not currently invest in master netting agreements or similar agreements, therefore this requirement in not applicable.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Value Portfolio – Class O
	For years ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$0.39	$0.30	$0.28	$0.27	$0.44
Net gain (loss) on investments	2.22	(0.79)	2.19	4.03	(9.67)
Total from investment operations	2.61	(0.49)	2.47	4.30	(9.23)
Shareholder distributions
Net investment income	(0.41)	(0.31)	(0.29)	(0.28)	(0.48)
Realized gain	–	–	–	–	(0.92)
Net increase (decrease)	2.20	(0.80)	2.18	4.02	(10.63)
Net asset value at beginning of year	19.58	20.38	18.20	14.18	24.81
Net asset value at end of year	$21.78	$19.58	$20.38	$18.20	$14.18
Total Return[2]	13.3%	(2.4%)	13.5%	30.3%	(36.9%)
Supplemental Data:
Net assets, end of year (000)	$220,148	$219,733	$242,837	$230,501	$191,208
Ratio to average net assets:
Expenses	0.58%	0.59%	0.60%	0.60%	0.59%
Net investment income	1.84%	1.47%	1.51%	1.78%	2.12%
Portfolio turnover rate	8%	8%	10%	12%	11%
	Value Portfolio – Advisor Class
	For years ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$0.32	$0.24	$0.23	$0.23	$0.38
Net gain (loss) on investments	2.20	(0.77)	2.16	3.99	(9.58)
Total from investment operations	2.52	(0.53)	2.39	4.22	(9.20)
Shareholder distributions
Net investment income	(0.35)	(0.25)	(0.24)	(0.24)	(0.42)
Realized gain	–	–	–	–	(0.92)
Net increase (decrease)	2.17	(0.78)	2.15	3.98	(10.54)
Net asset value at beginning of year	19.44	20.22	18.07	14.09	24.63
Net asset value at end of year	$21.61	$19.44	$20.22	$18.07	$14.09
Total Return[2]	13.0%	(2.7%)	13.2%	29.9%	(37.1%)
Supplemental Data:
Net assets, end of year (000)	$25,541	$26,267	$28,867	$23,148	$17,949
Ratio to average net assets:
Expenses	0.88%	0.89%	0.90%	0.90%	0.90%
Net investment income	1.53%	1.18%	1.22%	1.47%	1.84%
Portfolio turnover rate	8%	8%	10%	12%	11%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Money Market Portfolio – Class O
	For year ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$–	$–	$	–[2]	$0.001	$0.021
Net gain on investments	–[2]	–[2]		–	–	–
Total from investment operations	–	–		–	0.001	0.021
Shareholder distributions
Net investment income	–	–[2]		–[2]	(0.001)	(0.021)
Realized gain	–[2]	–[2]		–	–	–
Net increase	–	–		–	–	–
Net asset value at beginning of year	1.00	1.00		1.00	1.00	1.00
Net asset value at end of year	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return[3]	–%[4]	–%[4]		–%[4]	0.1%	2.1%
Supplemental Data:
Net assets, end of year (000)	$123,344	$153,127		$162,523	$196,110	$247,550
Ratio to average net assets:
Expenses	0.10%	0.11%		0.20%	0.48%	0.49%
Expenses before waived fees and reimbursed expenses	0.53%	0.53%		0.53%	0.52%	0.49%
Net investment income	0.00%	0.00%		0.01%	0.11%	2.10%
	Money Market Portfolio – Advisor Class
	For year ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$–	$–	$	–[2]	$ –[2]	$0.018
Net gain on investments	–[2]	–[2]		–	–	–
Total from investment operations	–	–		–	–	0.018
Shareholder distributions
Net investment income	–	–		–[2]	–[2]	(0.018)
Realized gain	–[2]	–[2]		–	–	–
Net increase	–	–		–	–	–
Net asset value at beginning of year	1.00	1.00		1.00	1.00	1.00
Net asset value at end of year	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return[3]	–%[4]	–%[4]		–%[4]	–%[4]	1.9%
Supplemental Data:
Net assets, end of year (000)	$28,824	$31,374		$33,869	$33,396	$41,968
Ratio to average net assets:
Expenses	0.10%	0.11%		0.20%	0.56%	0.79%
Expenses before waived fees and reimbursed expenses	0.83%	0.83%		0.83%	0.81%	0.79%
Net investment income	0.00%	0.00%		0.01%	0.03%	1.80%

1  Net investment income is calculated based on average shares outstanding.

2  Less than $0.005.

3  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

4  Less than .05%.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Investment Grade Bond Portfolio – Class O
	For years ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$0.31	$0.40	$0.46	$0.53	$0.56
Net gain (loss) on investments	0.18	0.43	0.36	1.06	(0.68)
Total from investment operations	0.49	0.83	0.82	1.59	(0.12)
Shareholder distributions
Net investment income	(0.36)	(0.42)	(0.48)	(0.57)	(0.58)
Realized gain	(0.23)	(0.14)	(0.16)	(0.07)	–
Net increase (decrease)	(0.10)	0.27	0.18	0.95	(0.70)
Net asset value at beginning of year	11.59	11.32	11.14	10.19	10.89
Net asset value at end of year	$11.49	$11.59	$11.32	$11.14	$10.19
Total Return[2]	4.2%	7.4%	7.3%	15.5%	(1.0%)
Supplemental Data:
Net assets, end of year (000)	$135,591	$138,673	$138,882	$131,261	$127,495
Ratio to average net assets:
Expenses	0.63%	0.64%	0.65%	0.66%	0.64%
Net investment income	2.66%	3.40%	3.96%	4.83%	5.14%
Portfolio turnover rate	52%	48%	51%	58%	20%
	Investment Grade Bond Portfolio – Advisor Class
	For years ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$0.28	$0.36	$0.42	$0.49	$0.52
Net gain (loss) on investments	0.17	0.43	0.35	1.05	(0.66)
Total from investment operations	0.45	0.79	0.77	1.54	(0.14)
Shareholder distributions
Net investment income	(0.32)	(0.38)	(0.45)	(0.53)	(0.55)
Realized gain	(0.23)	(0.14)	(0.16)	(0.07)	–
Net increase (decrease)	(0.10)	0.27	0.16	0.94	(0.69)
Net asset value at beginning of year	11.54	11.27	11.11	10.17	10.86
Net asset value at end of year	$11.44	$11.54	$11.27	$11.11	$10.17
Total Return[2]	3.9%	7.0%	6.9%	15.2%	(1.2%)
Supplemental Data:
Net assets, end of year (000)	$8,638	$8,866	$7,694	$5,643	$4,578
Ratio to average net assets:
Expenses	0.93%	0.94%	0.95%	0.96%	0.94%
Net investment income	2.36%	3.10%	3.65%	4.51%	4.86%
Portfolio turnover rate	52%	48%	51%	58%	20%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Asset Director Portfolio – Class O
	For years ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$0.38	$0.36	$0.36	$0.38	$0.52
Net gain (loss) on investments	1.37	(0.22)	1.53	3.01	(5.26)
Total from investment operations	1.75	0.14	1.89	3.39	(4.74)
Shareholder distributions
Net investment income	(0.42)	(0.38)	(0.36)	(0.39)	(0.57)
Realized gain	(0.11)	(0.36)	–	–	(0.33)
Net increase (decrease)	1.22	(0.60)	1.53	3.00	(5.64)
Net asset value at beginning of year	16.86	17.46	15.93	12.93	18.57
Net asset value at end of year	$18.08	$16.86	$17.46	$15.93	$12.93
Total Return[2]	10.4%	0.8%	11.8%	26.2%	(25.4%)
Supplemental Data:
Net assets, end of year (000)	$241,500	$231,822	$243,308	$224,272	$190,669
Ratio to average net assets:
Expenses	0.59%	0.60%	0.61%	0.61%	0.60%
Net investment income	2.11%	2.06%	2.17%	2.73%	3.12%
Portfolio turnover rate	28%	24%	20%	19%	22%
	Asset Director Portfolio – Advisor Class
	For years ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$0.32	$0.31	$0.31	$0.34	$0.48
Net gain (loss) on investments	1.36	(0.23)	1.51	2.98	(5.26)
Total from investment operations	1.68	0.08	1.82	3.32	(4.78)
Shareholder distributions
Net investment income	(0.36)	(0.32)	(0.31)	(0.35)	(0.52)
Realized gain	(0.11)	(0.36)	–	–	(0.33)
Net increase (decrease)	1.21	(0.60)	1.51	2.97	(5.63)
Net asset value at beginning of year	16.76	17.36	15.85	12.88	18.51
Net asset value at end of year	$17.97	$16.76	$17.36	$15.85	$12.88
Total Return[2]	10.0%	0.5%	11.5%	25.8%	(25.7%)
Supplemental Data:
Net assets, end of year (000)	$78,400	$78,471	$73,473	$49,586	$35,634
Ratio to average net assets:
Expenses	0.89%	0.90%	0.91%	0.91%	0.90%
Net investment income	1.81%	1.77%	1.89%	2.42%	2.87%
Portfolio turnover rate	28%	24%	20%	19%	22%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Socially Responsive Portfolio – Class O
	For years ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$0.11	$0.07	$0.09	$0.07	$0.11
Net gain (loss) on investments	0.86	(0.39)	0.84	1.92	(3.94)
Total from investment operations	0.97	(0.32)	0.93	1.99	(3.83)
Shareholder distributions
Net investment income	(0.11)	(0.08)	(0.09)	(0.06)	(0.12)
Realized gain	–	–	–	–	–
Net increase (decrease)	0.86	(0.40)	0.84	1.93	(3.95)
Net asset value at beginning of year	8.81	9.21	8.37	6.44	10.39
Net asset value at end of year	$9.67	$8.81	$9.21	$8.37	$6.44
Total Return[2]	11.0%	(3.5%)	11.2%	30.9%	(36.8%)
Supplemental Data:
Net assets, end of year (000)	$2,576	$2,357	$2,638	$2,296	$1,642
Ratio to average net assets:
Expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before waived fees and reimbursed expenses	1.68%	1.67%	3.01%	3.70%	2.74%
Net investment income	1.12%	0.78%	1.07%	0.97%	1.30%
Portfolio turnover rate	6%	11%	16%	7%	14%
	Socially Responsive Portfolio – Advisor Class
	For years ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Per Share Operating Performance:
Net investment income[1]	$0.08	$0.04	$0.07	$0.05	$0.09
Net gain (loss) on investments	0.86	(0.39)	0.85	1.91	(3.94)
Total from investment operations	0.94	(0.35)	0.92	1.96	(3.85)
Shareholder distributions
Net investment income	(0.08)	(0.05)	(0.07)	(0.04)	(0.09)
Realized gain	–	–	–	–	–
Net increase (decrease)	0.86	(0.40)	0.85	1.92	(3.94)
Net asset value at beginning of year	8.81	9.21	8.36	6.44	10.38
Net asset value at end of year	$9.67	$8.81	$9.21	$8.36	$6.44
Total Return[2]	10.7%	(3.8%)	10.9%	30.6%	(37.1%)
Supplemental Data:
Net assets, end of year (000)	$2,422	$2,441	$2,512	$2,227	$1,427
Ratio to average net assets:
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waived fees and reimbursed expenses	1.98%	1.98%	3.32%	3.98%	3.07%
Net investment income	0.82%	0.49%	0.77%	0.68%	1.06%
Portfolio turnover rate	6%	11%	16%	7%	14%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

OTHER INFORMATION (unaudited)

Proxy Voting Policies and Procedures

A description of the polices and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269 (x1241). This information is also available by accessing the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269 (x1241). Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Availability of Monthly Portfolio Schedule

The Money Market Portfolio files its complete schedule of portfolio holdings with the SEC on Form N-MFP. Also the schedule of portfolio holdings can be found at www.oneamericafunds.com. The SEC filing is available upon request by calling 1-800-249-6269(x1241) or a copy of the filing can be obtained at the SEC website at www.sec.gov, or the SEC's Public Reference Room in Washington, D.C.

MANAGEMENT OF THE FUND (unaudited)

Management Information

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. Each member of the Board of Directors is responsible for 5 portfolios in the fund complex. The Directors elect the officers of the Fund to actively supervise its day-to-day activities. The Directors and officers of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.

Board Members of the Fund

Name and Year of Birth	Current Position with the Fund	Director Since	Principal Occupation(s) During the Past 5 Years	Other Directorships held by Director
Interested Directors
Joseph E. DeGroff[1], 1953	• Chairman of the Board	11/4/2010	• Attorney, Ice Miller, LLP (Law Firm) (1996 to present)	• None
Independent Directors
Gilbert F. Viets, 1943	• Chairman of the Audit Committee & Lead Independent Director	9/27/2004	• Deputy Commissioner and Chief of Staff, Indiana Department of Transportation (12/2006 until his retirement in 11/2008)	• St. Vincent Hospital, Indianapolis
Stephen J. Helmich, 1949	• Director	12/17/2004	• President, Cathedral High School (1999 to present)	• None
Dr. James L. Isch, 1950	• Director	11/12/2009	• Chief Operating Officer, NCAA (9/2010 to present) • Interim President, NCAA (9/2009 to 9/2010) • Senior Vice President of Administration and CFO, NCAA (1998 to 9/2009)	• None

1  This individual is an "interested person" as defined by Section 2(a)(19) of the Investment Company Act of 1940.

MANAGEMENT OF THE FUND (unaudited) (continued)

Officers of the Fund

Name and Year of Birth	Current Position with the Fund	Officer Since	Principal Occupation(s) During the Past 5 Years
J. Scott Davison, 1964	• President	8/15/2008	• Executive Vice President, American United Life Insurance Company® (3/2011 to present); Chief Financial Officer, American United Life Insurance Company® (6/2004 to 3/2011)
Christopher D. Pohl, 1971	• Treasurer	11/16/2012	• Vice President, Financial Operations, American United Life Insurance Company® (8/2010 to present); Staff VP, Finance, WellPoint, Inc. (5/2005 to 8/2010)
Richard M. Ellery, 1971	• Secretary	8/24/2007	• President, OneAmerica Securities, Inc. (5/2012 to present), Associate General Counsel, American United Life Insurance Company® (1/2007 to present)
Stephen L. Due, 1977	• Assistant Secretary	11/4/2010	• Assistant General Counsel, American United Life Insurance Company® (6/2007 to present)
Sue Uhl, 1958	• Anti-Money Laundering Officer	5/18/2007	• Assistant General Counsel, American United Life Insurance Company® (2007-present)

OneAmerica® Funds, Inc.

One American Square, P.O. Box 368

Indianapolis, IN 46206-0368

(317) 285-1111

www.oneamericafunds.com

© 2012 American United Life Insurance Company®. All rights reserved. OneAmerica® and the OneAmerica banner are all trademarks of OneAmerica Financial Partners, Inc.

P-12757 12/31/12

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) There were no material amendments to the Code of Ethics in 2012.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 of this report.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as an exhibit in Item 12 of this report. It can also be found on its Internet website: www.oneamericafunds.com on the About Us page.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Audit Committee has determined that Mr. Gilbert F. Viets is the “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $56,750 for 2012 and $49,150 for 2011.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $17,015 for 2012 and $16,115 for 2011.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized the Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant.

(2) 100% of the services described in paragraphs (b) - (d) of this item were pre-approved by the Audit Committee of the registrant.

(f) No disclosure is required for this Item 4(f) by the registrant in 2012.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $17,015 for 2012 and $16,115 for 2011. The non-audit fees billed by the principal accountant to the registrant’s investment adviser are $111,035 for 2012 and $88,600 for 2011.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)         The President and Treasurer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

(b)         There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics

(a) (2)  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b)  Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto.

ONEAMERICA FUNDS, INC. One American Square, P.O. Box 368 Indianapolis, IN 46206-0368	Phone (317) 285-1877

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	OneAmerica Funds, Inc.

By (Signature and Title)*	/s/ J. Scott Davison
J. Scott Davison, President

Date	3/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ J. Scott Davison
J. Scott Davison, President

Date	3/9/2013

By (Signature and Title)*	/s/ Christopher D. Pohl
Christopher D. Pohl, Treasurer

Date	3/6/2013

* Print the name and title of each signing officer under his or her signature.